UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

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[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to §240.14a-12

HOMETRUST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 December 5, 2012

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of HomeTrust Bancshares, Inc., we cordially invite you to attend our first annual meeting of stockholders.  The meeting will be held at 10:00 a.m., local time, on Thursday, January 17, 2013, at the Renaissance Hotel, located at 31 Woodfin Street, Asheville, North Carolina.

An important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.  Stockholders are being asked to consider and vote upon: (1) the election of four directors of the Company; (2) the approval of the HomeTrust Bancshares, Inc. 2013 Omnibus Incentive Plan; (3) the approval of the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan; and (4) the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013.

Regardless of whether you plan to attend the annual meeting in person, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible.  Registered stockholders, that is, stockholders who hold their stock in their own names, can also vote their shares by telephone or via the internet.  If your shares are held through a bank, broker or other nominee, check your proxy card to see if you can also vote by telephone or the internet. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

Your Board of Directors and management are committed to the success of HomeTrust Bancshares, Inc. and the enhancement of your investment.  As Chairman and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours, F. Edward Broadwell, Jr. Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 17, 2013

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of HomeTrust Bancshares, Inc. will be held as follows:

TIME AND DATE	10:00 a.m. local time Thursday, January 17, 2013
PLACE	Renaissance Hotel 31 Woodfin Street Asheville, North Carolina
ITEMS OF BUSINESS	(1)	The election of four directors.
	(2)	The approval of the HomeTrust Bancshares, Inc. 2013 Omnibus Incentive Plan.
	(3)	The approval of the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan.
	(4)	The ratification of the appointment of Dixon Hughes Goodman LLP as HomeTrust Bancshares, Inc.’s independent auditors for the fiscal year ending June 30, 2013.
RECORD DATE	Holders of record of HomeTrust Bancshares, Inc. common stock at the close of business on November 19, 2012 are entitled to vote at the annual meeting or any adjournment or postponement thereof.
PROXY VOTING

It is important that your shares be represented and voted at the annual meeting.  You can vote your shares by completing and returning the enclosed proxy card.  Registered stockholders, that is, stockholders who hold their stock in their own name, can also vote their shares over the internet or by telephone.  If your shares are held through a bank, broker or other nominee, check your proxy card to see if you can also vote by telephone or the internet.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS F. EDWARD BROADWELL, JR. Chairman of the Board and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be held on January 17, 2013:

The proxy statement and annual report to stockholders are available at
[____________________________]

Asheville, North Carolina
December 5, 2012

HOMETRUST BANCSHARES, INC.
10 Woodfin Street
Asheville, North Carolina 28801
(828) 259-3939
_______________________________

PROXY STATEMENT
_______________________________

INTRODUCTION

The HomeTrust Bancshares, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of the Company’s common stock for use at the Company’s upcoming annual meeting of stockholders.  The annual meeting of stockholders will be held at 10:00 a.m., local time, on Thursday, January 17, 2013 at the Renaissance Hotel, located at 31 Woodfin Street, Asheville, North Carolina.  At the meeting, stockholders will be asked to vote on four proposals.  The proposals are set forth in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail below.  Stockholders also will consider any other matters that may properly come before the meeting or any adjournment or postponement of the meeting, although the Board of Directors knows of no other business to be presented.  HomeTrust Bancshares, Inc. is referred to in this proxy statement from time to time as the “Company,” “HomeTrust Bancshares,” “we,” “us” or “our.”  Certain of the information in this proxy statement relates to HomeTrust Bank (sometimes referred to as the “Bank”), a wholly owned subsidiary of the Company.

By submitting your proxy, either by executing and returning the enclosed proxy card or by voting electronically via the internet or by telephone, you authorize the Company’s Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions.  The Board of Directors also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

This proxy statement and the accompanying materials are first being sent to stockholders on or about December 5, 2012.

Your proxy vote is important.  Whether or not you plan to attend the meeting, please submit your proxy promptly in the enclosed envelope, via the internet or by telephone.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, stockholders will be asked to vote on the following proposals:

Proposal 1.	The election of four directors of the Company.
Proposal 2.	The approval of the HomeTrust Bancshares, Inc. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).
Proposal 3.	The approval of the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”).
Proposal 4.	The ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013.

Stockholders also will transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.  Members of our management team will be present at the meeting to respond to appropriate questions from stockholders.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote FOR the election of the director nominees named in this proxy statement, FOR the approval of the Omnibus Incentive Plan, FOR the approval of the Tax Benefits Preservation Plan and FOR the ratification of the appointment of Dixon Hughes Goodman LLP.

Who is entitled to vote?

The record date for the meeting is November 19, 2012.  Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting.  The only class of stock entitled to be voted at the meeting is the Company’s common stock.  Each outstanding share of common stock is entitled to one vote for all matters before the meeting; provided, however, that pursuant to Section D of Article 5 of the Company’s charter, no person who beneficially owns more than 10% of the shares of the Company’s common stock outstanding as of the record date may vote shares in excess of that amount.  At the close of business on the record date there were 21,160,000 shares of common stock outstanding.

What if my shares are held in “street name” by a broker?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker nevertheless will be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to any “non-discretionary” items.  In the case of non-discretionary items, the shares will be treated as “broker non-votes.”  Whether an item is discretionary is determined by the exchange rules governing your broker.  It is expected that the ratification of the appointment of Dixon Hughes Goodman LLP will be considered a discretionary item and that all other matters being voted upon will be considered non-discretionary items.

What if I hold shares through the HomeTrust Bank Employees’ 401(k) and Profit Sharing Account Plan?

Shares of HomeTrust Bancshares common stock purchased through the HomeTrust Bank Employees’ 401(k) and Profit Sharing Account Plan (the “401(k) Plan”) are held as part of the 401(k) Plan’s Employer Stock Fund.  The Employer Stock Fund is primarily comprised of shares of HomeTrust Bancshares common stock (generally 93%-97% of fund assets), with the remaining portion (generally 3%-7%) invested in a money market or similar account.  If you hold an interest in the Employer Stock Fund, the trustees of the 401(k) plan will provide instructions to you on how to exercise voting rights with respect to your proportionate interest in the Employer Stock Fund. The number of shares of common stock held in the Employer Stock Fund that the trustees votes for, withhold (in the case of the election of directors), against and abstain on each matter will be proportionate to the voting instructions given by the 401(k) Plan participants. Where no voting instructions are given by the participant, the shares will be voted in the manner directed by the plan administrator, HomeTrust Bank.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of the Company’s common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.  An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

1.  You may vote by mail.  If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

2.  You may vote by telephone. If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote by telephone by following the instructions included on the proxy card.  If you vote by telephone, you do not have to mail in your proxy card.

3.  You may vote on the internet.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote on the internet by following the instructions included on the proxy card.  If you vote on the internet, you do not have to mail in your proxy card.

4.  You may vote in person at the meeting.  If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of the Company’s common stock on January 17, 2013, the record date for voting at the annual meeting.

Can I vote by telephone or on the internet if I am not a registered stockholder?

If your shares are held in “street name” by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the internet.

Can I change my vote after I submit my proxy?

If you are a registered stockholder, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

•	signing another proxy with a later date;
•	voting by telephone or on the internet -- your latest telephone or internet vote will be counted;
•	giving written notice of the revocation of your proxy to the Corporate Secretary of the Company prior to the annual meeting; or
•	voting in person at the annual meeting.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

What if I do not specify how my shares are to be voted?

If you are a registered stockholder and you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the four director nominees named in this proxy statement;
•	FOR the approval of the Omnibus Incentive Plan;
•	FOR the approval of the Tax Benefits Preservation Plan; and
•	FOR the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013.

Will any other business be conducted at the annual meeting?

The Board of Directors knows of no other business that will be conducted at the meeting.  If any other proposal properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to approve the proposals?

Director nominees who receive the highest number of votes for the positions to be filled will be elected.  The approval of the Omnibus Incentive Plan requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock.  The approval of the Tax Benefits Preservation Plan and the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditors each require the affirmative vote of a majority of the votes cast on the matter.

How will withheld votes and abstentions be treated?

If you withhold authority to vote for one or more director nominees or if you abstain from voting on any of the other proposals, your shares will still be included for purposes of determining whether a quorum is present.  If you abstain from voting on any of the proposals other than the election of directors, your shares will be included in the number of shares voting on that proposal and, consequently, your abstention will have the same practical effect as a vote against that proposal.

How will broker non-votes be treated?

Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum.  Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal.  Consequently, any broker non-votes will have the following effects:

Proposal 1 Proposal 2
Broker non-votes will have no effect on the election of directors.
Broker non-votes will be counted in determining the number of shares necessary for approval of the Omnibus Incentive Plan and will, therefore, have the effect of votes against approval of the Omnibus Incentive Plan.

Proposals 3 and 4
Broker non-votes will not be counted in determining the number of shares necessary for approval of the Tax Benefits Preservation Plan or the ratification of the appointment of the Company’s independent auditors and will, therefore, reduce the absolute number, but not the percentage, of the affirmative votes required for the approval of each of these proposals.

STOCK OWNERSHIP

As of November 19, 2012, there were 21,160,000 shares of the Company’s common stock outstanding.  The following table sets forth, as of November 19, 2012, certain information as to those persons who were known by management to be beneficial owners of five percent or more of the outstanding shares of our common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

HomeTrust Bancshares, Inc. Employee Stock Ownership Plan 10 Woodfin Street Asheville, North Carolina 28801	1,058,000	5.00%

The following table sets forth, as of November 19, 2012, certain information as to the shares of common stock beneficially owned by our directors and named executive officers and by all directors and executive officers as a group.  The address of each person in the table is: c/o HomeTrust Bancshares, Inc., 10 Woodfin Street, Asheville, North Carolina 28801.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class

Charles I. Abbitt, Jr.	5,265(2)	0.02%
Stan Allen	5,000	0.02%
Franklin V. Beam	20,000	0.09%
Sidney A. Biesecker	20,000	0.09%
F. Edward Broadwell, Jr.	179,500(2)(3)	0.85%
Robert. G. Dinsmore, Jr.	0	---
William T. Flynt	10,000	0.05%
J. Steven Goforth	10,000	0.05%
Craig C. Koontz	21,000	0.10%
Larry S. McDevitt	10,000	0.05%
F.K. McFarland, III	5,000	0.02%
Peggy C. Melville	20,000	0.09%
Howard L. Sellinger	24,250(2)	0.11%
Robert E. Shepherd, Sr.	5,000	0.02%
Dana L. Stonestreet	177,090(2)(4)	0.84%
Tony J. VunCannon	28,925(2)	0.14%
Directors and Executive Officers as a Group (18 persons)	542,005(2)	2.56%
_______________
(1)
Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain family members, by certain related entities or by trusts of which the directors and executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officer may be deemed to have sole or shared voting and/or dispositive powers. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.

(2)
Includes shares held in accounts under the 401(k) Plan, as follows: Mr. Broadwell – 28,500 shares; Mr. Stonestreet – 55,290 shares; Mr. VunCannon – 20,425 shares; Mr. Abbitt – 5,265 shares; Mr. Sellinger – 14,250 shares; and all directors and executive officers as a group - 124,680 shares.

(3)	Includes 30,600 shares held by Mr. Broadwell’s spouse and 400 shares held by Mr. Broadwell’s spouse as custodian for their grandchildren.
(4)	Includes 10,800 shares held by Mr. Stonestreet’s spouse and 60,000 shares held in a brokerage account pursuant to which they may serve as security for a margin loan.

PROPOSAL I

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of 13 members, but will be reduced to 12 members as of the time of the annual meeting as a result of the retirement of Director Franklin V. Beam.  Mr. Beam’s term as a director will expire at the time of the annual meeting and he is not permitted to be re-nominated due to the mandatory director retirement provision of the Company’s bylaws.  Mr. Beam had been a director of the Bank since 2000 and of the Company since its formation in connection with the mutual-to-stock conversion of the Bank.  Mr. Beam is expected to continue serving the Bank as an emeritus director.

Approximately one-third of the Company’s directors are elected annually.  Directors of the Company are elected to serve for a three-year term or until their respective successors are elected and qualified.

The following table sets forth certain information regarding the composition of the Company’s Board of Directors, including each director’s term of office.  The Board of Directors, acting on the recommendation of the Governance and Nominating Committee, has recommended and approved the nominations of Sidney A. Biesecker, Robert G. Dinsmore, Jr., Larry S. McDevitt and Peggy C. Melville to serve as directors, each for a term of three years to expire at the annual meeting of stockholders to be held in fiscal 2016, following the Company’s fiscal year ending June 30, 2015.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the authority to vote for a nominee is withheld) will be voted at the annual meeting FOR the election of these director nominees.  If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend, acting on the recommendations of the Governance and Nominating Committee.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve if elected.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

Name	Age(1)	Position(s) Held in the Company and the Bank	Director Since(2)	Term of Office Expires in Fiscal

NOMINEES

Sidney A. Biesecker	61	Director, Senior Vice President and President for Industrial Federal Bank Division	2010	2016
Robert G. Dinsmore, Jr.	67	Director	2012	2016
Larry S. McDevitt	70	Director	1987	2016
Peggy C. Melville	68	Director	2006	2016

DIRECTORS REMAINING IN OFFICE

Stan Allen	59	Director, Senior Vice President and President for Cherryville Federal Bank Division	2010	2014
J. Steven Goforth	67	Director	2002	2014
Robert E. Shepherd, Sr.	71	Director	1988	2014
Dana L. Stonestreet	58	Director, President and Chief Operating Officer	2007	2014
F. Edward Broadwell, Jr.	73	Chairman and Chief Executive Officer	1965	2015
William T. Flynt	71	Director	2005	2015
Craig C. Koontz	62	Director	2010	2015
F. K. McFarland, III	55	Director	2003	2015
_________________________
(1)	As of June 30, 2012.
(2)	Includes service as a director of the Bank.

Business Experience and Qualifications of Our Directors

The Board believes that the years of service that our directors have at the Bank is one of their most important qualifications for service on our Board.  This service has given them extensive knowledge of the banking business and of the Company.  Furthermore, their service on our Board committees, especially in areas of audit, risk management and compensation, is critical to their ability to oversee the management of the Bank by our executive officers.  Service on the Board by our Chief Executive Officer and our President is critical to aiding the outside directors’ understanding of the issues that are common in the banking business.  Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations.  The business experience of each of our directors for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that further supports his or her service as a director are set forth below. Unless otherwise indicated, each director has held his or her current position for the past five years.

Sidney A. Biesecker.  Mr. Biesecker is a Senior Vice President of HomeTrust Bank and serves as President for HomeTrust Bank’s Industrial Federal Bank division, positions he has held since HomeTrust Bank’s acquisition of Industrial Federal Bank in February 2010.  Prior to the acquisition, Mr. Biesecker held various officer positions for Industrial Federal Bank since 1974, including President and Chief Executive Officer since 1990.  Mr. Biesecker has served as a director of Industrial Federal Bank since 1992.  Mr. Biesecker was appointed to the Board of Directors of HomeTrust Bank in 2010 and currently serves as Chairman of the Investment Committee of the Board of Directors.

From over 38 years working for Industrial Federal Bank, Mr. Biesecker brings to the Board extensive knowledge of nearly all areas of banking operations and experience in all aspects of risk management.

Robert G. Dinsmore, Jr.  Mr. Dinsmore was appointed as a director of HomeTrust Bancshares in August 2012 and became a director of HomeTrust Bank in November 2012 upon the retirement of Director Beam from the Bank’s Board of Directors.  Mr. Dinsmore is a certified public accountant and worked in various roles for KPMG for nearly 30 years, retiring as a partner in 1999.  Subsequent to that, Mr. Dinsmore worked as a consultant on general corporate matters and on U.S. and international tax and merger and acquisition matters for Zellweger Luwa, AG, a multi-national equipment manufacturer and air engineering services company based in Zurich, Switzerland (from 1999 to 2008), and for Bahnson Holdings, Inc., a specialty engineering, manufacturing and mechanical contracting company based in Winston-Salem, North Carolina (from 2008 to 2011).  From 2001 until it was acquired by another company in 2009, Mr. Dinsmore served as a director and audit committee chair of American Community Bancshares, Inc., the publicly held parent of Monroe, North Carolina-based American Community Bank.

Mr. Dinsmore’s background as a certified public accountant and his other business experience, including having previously served as a director and audit committee chair in the banking industry, are of great benefit to our Board of Directors.

Peggy C. Melville.  Ms. Melville retired as Senior Vice President and Chief Administration Officer of HomeTrust Bank in 2008, having joined the Bank in 1970.  Ms. Melville became a director of HomeTrust Bank in 2006 and served as Corporate Secretary of HomeTrust Bank until December 2011.  Ms. Melville has served as a leader and board member for numerous community organizations, including as Chair of the board of trustees of Haywood Community College, as a board member of AdvantageWest, a regional economic development partnership for Western North Carolina, as a board member of the Pigeon River Fund and as a former board member of Western North Carolina Tomorrow.

From her 38 years of working for HomeTrust Bank, Ms. Melville has invaluable institutional knowledge of HomeTrust Bank’s operations and its history, which serve her well as a Board member.

Larry S. McDevitt.  Mr. McDevitt has been an attorney in private practice in Asheville, North Carolina since 1968. He is a principal of, and past President of, The Van Winkle Law Firm.  While Mr. McDevitt’s principal focus as an attorney is civil litigation, he also has significant experience in representing businesses in general corporate matters, antitrust issues, mergers and acquisitions.  Mr. McDevitt has been recognized by his peers through designation or election to the American College of Trial Lawyers, The International Society of Barristers, American Corporate Counsel, Best Lawyers in America, Super Lawyer, and Legal Elite.  Mr. McDevitt also has headed or overseen numerous governmental and non-governmental agencies and organizations with substantial operating budgets, including through his past service as Mayor of Asheville, as an Asheville City Councilman, and as County Attorney for Buncombe County. Mr. McDevitt became a director of HomeTrust Bank in 1987 and currently serves as Chair of the Compensation Committee of the Board of Directors.

Mr. McDevitt brings to the Board a strong legal background from his nearly 45-year career as a practicing attorney.  In addition, his involvement with local government for over 35 years has given him a solid understanding of budgetary matters and issues facing the communities in which HomeTrust Bank operates.

Stan Allen.  Mr. Allen is a Senior Vice President of HomeTrust Bank and serves as President for HomeTrust Bank’s Cherryville Federal Bank division, positions he has held since the acquisition of Cherryville Federal Bank in September 2010.  Prior to the acquisition, Mr. Allen held various officer positions for Cherryville Federal Bank since 1978, including Senior Vice President, Secretary and Treasurer from 1990 to 1995, Senior Vice President and Secretary from 1995 to1996, Executive Vice President and Senior Loan Officer from 1996 to 1999 and President and Chief Executive Officer from 1999 to 2010.  Mr. Allen also has served as a director of Cherryville Federal Bank since 1989.  Mr. Allen was appointed to the Board of Directors of HomeTrust Bank in 2010.

From his 34 years at Cherryville Federal Bank, Mr. Allen brings a wealth of knowledge and experience to the Board in nearly all areas of banking operations as well as risk management.

J. Steven Goforth.  Since 1965, Mr. Goforth has served as President of Southco Industries, Inc., Shelby, North Carolina, which manufactures forestry truck bodies, serves as a dealer for truck equipment manufacturers and provides material handling products for the custom steel fabrication industry.  Mr. Goforth has served as a director of Shelby Savings Bank since 1988.  Mr. Goforth became a director of HomeTrust Bank in 2002.

As the owner and operator of several businesses outside of the banking industry, Mr. Goforth brings a different perspective to the HomeTrust Bank Board.

Robert E. Shepherd, Sr.  Mr. Shepherd retired in 2002 after serving for 29 years as Chief Executive Officer of Land-of-Sky Regional Council, a Western North Carolina planning and development organization comprised of four counties and 15 municipalities.  From 1969 to 1973, Mr. Shepherd served as Director of Development Planning and Research for the seven-county Economic Development Council of Northeastern Pennsylvania.  From 1966 to 1969, Mr. Shepherd worked as an agricultural economist for the U.S. Department of Agriculture and worked as an economist for the Department of Agriculture from 1963 to 1964.  From 1964 to 1966, Mr. Shepherd served as an intelligence officer for the U.S. Army at the Defense Intelligence Agency.  Mr. Shepherd has served as Chairman of national, state and regional church and civic groups, including the Blue Ridge Parkway Foundation, Western North Carolina Tomorrow, and the Givens Estates United Methodist Retirement Community.  Mr. Shepherd became a director of HomeTrust Bank in 1988.

From his career in government service, Mr. Shepherd brings to the Board extensive knowledge and experience in budgeting and other financial matters.  This background has served him well as a director of the Bank and as a member of the Audit, Compliance and Enterprise Risk Management Committee (the “ACER Committee”), of which he currently serves as Chairman.

Dana L. Stonestreet.  Since 2008, Mr. Stonestreet has served as President and Chief Operating Officer and as a director of HomeTrust Bank.  Mr. Stonestreet joined HomeTrust Bank in 1989 as its Chief Financial Officer and was promoted to Chief Operating Officer in 2003.  In addition, Mr. Stonestreet has served as President and Chief Operating Officer of HomeTrust Bancshares since HomeTrust Bank’s mutual-to-stock conversion.  Mr. Stonestreet began his career with Hurdman & Cranston (an accounting firm that was later merged into KPMG) as a certified public accountant.  Mr. Stonestreet also serves as a director and vice chair for the Asheville Area Chamber of Commerce, a director of United Way and a director of the HUB Community Economic Development Alliance Board.  In addition, Mr. Stonestreet has served as a director for RiverLink, the North Carolina Bankers Association and other community organizations.

Mr. Stonestreet’s 23 years of service with HomeTrust Bank give him in-depth knowledge of nearly all aspects of its operations.  Mr. Stonestreet’s accounting background and prior service as HomeTrust Bank’s Chief

Financial Officer also provide him with a strong understanding of the various financial matters brought before the Board.

F. Edward Broadwell, Jr.  Mr. Broadwell has served as Chief Executive Officer and as a director of HomeTrust Bank since 1965, and has served as Chairman of the Board since 2002.  Mr. Broadwell also served as President of HomeTrust Bank from 1965 to 2008.  In addition, Mr. Broadwell has served as Chairman and Chief Executive Officer of HomeTrust Bancshares since HomeTrust Bank’s mutual-to-stock conversion.  During the span of his 47 years with HomeTrust Bank, Mr. Broadwell has overseen an increase in the number of employees from six to over 300, an increase in the number of banking offices from one to 20 and an increase in asset size from $10 million to over $1.7 billion.  Throughout his career, Mr. Broadwell has served on the boards of numerous industry associations including America’s Community Banks, the American Bankers Association, Chairman of the NC Bankers Association, and other financial services companies, including the Federal Home Loan Bank of Atlanta from 1987 to 1991 and Republic Mortgage Insurance Corporation and its affiliate, RMIC Corporation, from 1972 to 2008.  Mr. Broadwell also served on the Federal Reserve Board’s Thrift Institutions Advisory Council from 2008 to 2010, and served as its President in 2010.  He currently serves on the Federal Reserve Bank of Richmond’s Community Depository Institution Advisory Council.  In addition, Mr. Broadwell has served on the boards of numerous community organizations and has held several board positions with the University of North Carolina system, including its Board of Governors from 1995 to 2007 and the UNC-Chapel Hill Board of Visitors from 1992 to 1996 and currently serves on the Board of Trustees of Western Carolina University.

From his 47 years as Chief Executive Officer of HomeTrust Bank, Mr. Broadwell brings to the Board invaluable institutional knowledge, strong leadership skills and a wealth of industry experience.

William T. Flynt.  Mr. Flynt retired as Senior Vice President of HomeTrust Bank and President of its Home Savings Bank division in 2007, having held those positions since HomeTrust Bank’s acquisition of Home Savings Bank in March 2005 (after which Mr. Flynt became a director of HomeTrust Bank).   Prior to the acquisition, Mr. Flynt served as President of Home Savings Bank since 1976 and for the nine years prior to that served in administrative roles, including Vice President, prior to his appointment as President of Home Savings Bank.  Mr. Flynt continues to serve as Chairman of the Home Savings Bank partner bank board.  Mr. Flynt serves on the boards of numerous community organizations and is a Rockingham County commissioner.

Mr. Flynt’s 40 years of service with Home Savings Bank and then HomeTrust Bank have given him a strong understanding of banking operations and a deep understanding of industry issues, particularly in the mortgage lending area.

Craig C. Koontz.  In 2011, Mr. Koontz became the Information Technology Director of Eastern Region for Atrium Windows and Doors, Inc., a manufacturer of residential vinyl and aluminum windows and patio doors.  Prior to being promoted to this position, Mr. Koontz served as IT Director for Atrium’s North Carolina operations since 2002.  From 1999 to 2002, Mr. Koontz served as Corporate IT Project Manager for Lifestyle Furnishings International, and from 1978 to 1999 served as Vice President of Information Technology and Customer Service for Lexington Furniture Industries.  Mr. Koontz has served as a director of Industrial Federal Bank since 1990.  Mr. Koontz became a director of HomeTrust Bank in 2010.

Mr. Koontz has worked in the information technology field for approximately 40 years, 34 of which he has been involved with supporting systems that provide information used in financial reporting systems.  This has given Mr. Koontz a sound understanding of internal and external auditing matters, especially with regard to information technology.  Coupled with his knowledge of and experience with information technology matters in general, this has made Mr. Koontz a valued member of the Board.

F.K. McFarland, III. Since 1982, Mr. McFarland has been President and owner of McFarland Funeral Chapel, Inc.  Mr. McFarland has served on a number of other community boards, including the board of trustees of St. Luke’s Hospital, the zoning board for Tryon, North Carolina, the Hospice of the Carolina Foothills, the Polk County, North Carolina Chamber of Commerce, the American Cancer Society – Polk County Unit (as Chairman) and the McAlister Foundation, a philanthropic organization.  Mr. McFarland joined the Board of Directors of HomeTrust Bank in 2003.

Mr. McFarland adds value to the Board through his experience as a small business owner and operator for nearly 30 years and his strong ties to the local community from his other board service.

Executive Officers Who Are Not Also Directors

Set forth below is a description of the business experience for at least the past five years of each executive officer who is not also a director of the Company.  Each executive officer’s age is as of June 30, 2012.

Tony J. VunCannon.  Mr. VunCannon, age 47, is a certified public accountant and has served as Senior Vice President, Chief Financial Officer and Treasurer of HomeTrust Bank since July 2006. From March 1997 to June 2006, Mr. VunCannon served as Vice President and Treasurer of HomeTrust Bank and from April 1992 to February 1997, Mr. VunCannon served as Controller of HomeTrust Bank.  In addition, Mr. VunCannon has served as Senior Vice President, Chief Financial Officer and Treasurer of HomeTrust Bancshares since HomeTrust Bank’s mutual-to-stock conversion.  Previously, Mr. VunCannon was employed by KPMG in Charlotte, North Carolina.

           Howard L. Sellinger.  Mr. Sellinger, age 59, has served as Senior Vice President and Chief Information Officer of HomeTrust Bank since July 2006.  Mr. Sellinger joined HomeTrust Bank in 1975 as a management trainee.  In 1988, he was named Operations Manager and was promoted to Vice President and Chief Information Officer in 1997.  In addition, Mr. Sellinger has served as Senior Vice President and Chief Information Officer of HomeTrust Bancshares since HomeTrust Bank’s mutual-to-stock conversion.

Charles I. Abbitt, Jr.  Mr. Abbitt, age 61, became Senior Vice President and Chief Risk Officer of HomeTrust Bank in December 2011, after having served as Senior Vice President and Chief Credit Officer of HomeTrust Bank since 2008. In his role as Chief Risk Officer, Mr. Abbitt is responsible for enterprise risk management, including credit risk.  In addition, Mr. Abbitt has served as Senior Vice President and Chief Risk Officer of HomeTrust Bancshares since HomeTrust Bank’s mutual-to-stock conversion.  Prior to joining HomeTrust Bank, Mr. Abbitt served as Senior Vice President and Chief Credit Officer with the Federal Home Loan Bank of Atlanta from 2003 to 2007.  From 2002 to 2003, Mr. Abbitt served as a Senior Vice President and Senior Real Estate Credit Officer for Regions Financial Corp., Birmingham, Alabama.  From 1997 to 2002, Mr. Abbitt served as Senior Vice President and Senior Real Estate Credit Officer for First Union Corporation, Charlotte, North Carolina.

C. Hunter Westbrook.  Mr. Westbrook, 49, joined HomeTrust Bank in June 2012 as Senior Vice President and Chief Banking Officer.  Mr. Westbrook also holds these positions with HomeTrust Bancshares.  He began his career in banking with TCF Bank in Minneapolis and later joined TCF National Bank Illinois as Senior Vice President of Finance.  In 2004 he was promoted to Executive Vice President of Retail Banking for Illinois, Wisconsin and Indiana markets that included 250 branches and $4 billion in deposits.  He also served as President and Chief Executive Officer of First Community Bancshares in Texas, from 2006 to 2008, where he was responsible for repositioning the bank’s retail operating model and implemented the bank’s retail and corporate lending product offerings.  In his most recent role, Mr. Westbrook served as Executive Vice President and Chief Operations Officer from 2008 to 2010 and as President and Chief Executive Officer from 2010 to 2012 of Second Federal Savings and Loan Association of Chicago, where he significantly grew core operating revenue, net checking account balances, and repositioned the bank’s entire product line.

Teresa White.  Ms. White, age 55, joined HomeTrust Bank in May 2011 as Senior Vice President and Chief Administration Officer.  Ms. White was also appointed as Corporate Secretary of HomeTrust Bank in December 2011.  In addition, Ms. White has served as Senior Vice President, Chief Administration Officer and Corporate Secretary of HomeTrust Bancshares since HomeTrust Bank’s mutual-to-stock conversion.  Prior to joining HomeTrust Bank, since 2006, Ms. White served as Senior Vice President, Chief of Human Resources and Training Officer for Capital Bank, Raleigh, North Carolina, a publicly held community bank with approximately $1.7 billion in assets.  From 2005 to 2006, Ms. White served as Director, Corporate Human Resources, for Nash Finch Company, Edina, Minnesota, a leading food retail and distribution company.  From 2002 to 2005, Ms. White served as Director of Human Resources for ConAgra Foods Snack Foods Group, Edina, Minnesota, a division of ConAgra Foods.

Director Independence

The Company’s Board of Directors has determined that the following directors, constituting a majority of the Board, are “independent directors,” as that term is defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market (“NASDAQ”): Directors Beam, Dinsmore, Flynt, Goforth, Koontz, McFarland, Melville, McDevitt and Shepherd.

Board Leadership Structure and Role in Risk Oversight

Leadership Structure. We currently combine the positions of Chief Executive Officer and Chairman into one position. We believe that this structure is appropriate because of the primarily singular operating environment of the Company and  HomeTrust Bank, with our predominant focus on being a provider of retail financial services. Having the Chief Executive Officer and Chairman involved in the daily operations of this focused line of operations improves the communication between management and the Board and ensures that the Board’s interest is represented in our daily operations, particularly with regard to risk management. Because the Chairman and Chief Executive Officer positions are currently combined, the Board of Directors decided to designate a non-management director (currently Director Beam) to serve as lead director. The lead director is responsible for presiding over executive sessions of the non-management directors held outside the presence of the Chairman, and for serving as a liaison between the non-management directors and the Chairman. While each partner bank division of HomeTrust Bank has its own board of directors, which is primarily concerned with the operations of the partner bank, at least one representative of each partner bank board serves on the Board of Directors of HomeTrust Bank.

Role in Risk Oversight. Risk is inherent with the operation of every financial institution, and how well an institution manages risk can ultimately determine its success. We face a number of risks, including but not limited to credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board has ultimate responsibility for the oversight of risk management. The Board believes that risk management, including setting appropriate risk limits and monitoring mechanisms, is an integral component and cannot be separated from strategic planning, annual operating planning, and daily management of our business. Consistent with this approach as well as based on the belief that certain risks require an oversight focus that a Board committee can better provide, the Board has delegated the oversight of certain risk areas to certain risk areas. The responsibilities of the ACER Committee include enterprise risk management, which encompasses the primary risks faced by HomeTrust Bank in its operations. The responsibilities of the Compensation Committee include the consideration of risks in connection with incentive and other compensation programs. See “—Board Meetings and Committees.” These committees regularly provide reports of their activities and recommendations to the full Board. In addition, members of senior management regularly attend meetings of the Board to report to the Board on the primary areas of risk that we face.

Board Meetings and Committees

Except for Mr. Beam, who retired as a director of the Bank on November 19, 2012 pursuant to the mandatory director retirement provisions of the Bank’s bylaws and will retire as a director of the Company at the time of the annual meeting pursuant to the mandatory director retirement provisions of the Company’s bylaws, and Mr. Dinsmore, who became a director of the Company on August 28, 2012 and a director of the Bank on November 19, 2012 upon the retirement of Mr. Beam as a director of the Bank, the members of the Boards of Directors of the Bank and the Company are identical.  Meetings of the Company’s and the Bank’s Boards of Directors are generally held on a monthly basis.  During the fiscal year ended June 30, 2012, the Board of Directors of the Bank held 17 meetings.  The Board of Directors of the Company did not meet during the fiscal year ended June 30, 2012 and did not begin meeting on a regular basis until after the completion of the Bank’s mutual-to-stock conversion and the Company’s initial public offering in July 2012.  During fiscal year 2012, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of each Board and the total number of meetings held by the committees of each Board on which committees he or she served during the period in which he or she served.

The Company’s Board of Directors has the following standing committees, which are summarized below: ACER; Compensation; Executive; Governance and Nominating; and Investment.  While none of the standing committees of the Company’s Board of Directors met during the fiscal year ended June 30, 2012, as the Bank’s mutual-to-stock conversion and the Company’s initial public offering were completed subsequent to that date, the

Bank’s Board of Directors has identical standing committees which met during fiscal year 2012 for the numbers of times indicated below.

Audit, Compliance and Enterprise Risk Management (ACER) Committee.  The ACER Committee is currently comprised of Directors Shepherd (Chairman), Beam, Dinsmore, Flynt, Goforth, McFarland, Melville and Koontz.  The Company’s Board of Directors has determined that Mr. Dinsmore is an “audit committee financial expert,” as defined in Item 407(d)(5) of Securities and Exchange Commission (“SEC”) Regulation S-K and that Mr. Dinsmore is “independent,” as independence is defined in the NASDAQ Marketplace Rules.

The ACER Committee operates under a written charter adopted by the Company’s Board of Directors, a copy of which is available on the Company’s website, located at www.hometrustbanking.com, by clicking “Investor Relations” and then “Governance Documents.”  The ACER Committee is appointed by the Company’s Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to: the integrity of the Company’s consolidated financial statements and the accounting and financial reporting processes; the systems of internal accounting and financial controls; compliance with legal and regulatory requirements and the Company’s policies; the annual independent audit of the Company’s consolidated financial statements and internal control over financial reporting; the independent auditors’ qualifications and independence; the performance of the Company’s internal audit department and independent auditors; the implementation and enforcement of the Company’s risk management policies and procedures; and any other areas of potential financial risk to the Company specified by its Board of Directors.  The ACER Committee also is responsible for hiring, retaining and terminating the Company’s independent auditors.  The ACER Committee of the Bank’s Board of Directors met four times in fiscal 2012.

Compensation Committee. The Compensation Committee is currently comprised of Directors McDevitt (Chairman), Beam, Dinsmore, Goforth, Koontz, Melville and Shepherd, each of whom is an “independent director,” as that term is defined in the NASDAQ Marketplace Rules.  Messrs. Dinsmore and Goforth were appointed as members of the Compensation Committee on October 29, 2012.  The Compensation Committee is responsible for reviewing and evaluating executive compensation and administering the Company’s compensation and benefit programs.  The Compensation Committee also is responsible for:

•	reviewing from time to time the Company’s compensation plans and, if the Committee believes it to be appropriate, recommending that the Board amend these plans or adopt new plans;

•
overseeing the evaluation of management, and recommending to the Board the compensation for  executive officers, including salary, bonus, short-term incentives, long-term incentives and all other forms of compensation, including participation in tax-qualified and non-qualified benefit plans.  This includes evaluating performance following the end of incentive periods and recommending to the Board specific awards for executive officers;

•	reviewing and recommending to the Board the amount of the Company’s matching and profit sharing contributions under the 401(k) plan each year;

•	performing such duties and responsibilities as may be assigned to the Committee under the terms of any executive or employee compensation plan;

•
reviewing annually all employment contracts with the Company’s executive officers and recommend to the Board the amendment, extension or termination of such contracts as deemed appropriate, and consider any proposed new employment contracts with executive officers;

•
periodically reviewing and recommending to the Board the appropriate level of compensation and the appropriate mix of cash compensation and equity compensation for Board and Board committee service; and

•	making appropriate provisions for the professional development of the Company’s executive officers and directors and conduct succession planning for the Company’s executive management team.

The Compensation Committee operates under a formal written charter, a copy of which is available on the Company’s website, located at www.hometrustbanking.com, by clicking “Investor Relations” and then “Governance Documents.”  In fiscal year 2012, the Compensation Committee of the Bank’s Board of Directors met 15 times.

The charter of the Compensation Committee does not specifically provide for delegation of any of the authorities or responsibilities of the committee.  For a discussion of the role of executive offers in setting executive pay, see “Executive Compensation--Compensation Discussion and Analysis—Role of Executive Officers in Determining Compensation.”

Executive Committee. The Executive Committee is currently comprised of Directors Broadwell (Chairman), Beam, Flynt, Shepherd and Stonestreet.   The Executive Committee meets on an as needed basis and is authorized to exercise the power of the Board of Directors between Board meetings, to the extent permitted by applicable law.  The Executive Committee of the Bank’s Board of Directors met once during fiscal year 2012.

Governance and Nominating Committee. The Governance and Nominating Committee is currently comprised of Directors Beam (Chairman), McDevitt, Melville and Shepherd, each of whom is an “independent director,” as that term is defined in the NASDAQ Marketplace Rules.  The Governance and Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Governance and Nominating Committee.  The nominees for election at the annual meeting identified in this proxy statement were recommended to the Board by the Governance and Nominating Committee.

The Governance and Nominating Committee operates under a formal written charter adopted by the Board, a copy of which is available on the Company’s website, located at www.hometrustbanking.com, by clicking “Investor Relations” and then “Governance Documents.”   The Governance and Nominating Committee has the following responsibilities under its charter:

•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s charter and bylaws relating to the nomination or appointment of directors, giving consideration to the candidate’s particular experience, qualifications, attributes or skills in view of the following criteria, as applicable: honesty / integrity /reputation, demonstrates commitment to the long-term success of the Corporation and its subsidiaries; has commitment and time to serve as a director; sound and seasoned business judgment; bank accounting expertise, experience as a CPA/CFO, and/or meets SEC “Audit Committee Financial Expert” definition; expertise in strategic thinking and planning; understanding of finance; board or executive leadership experience; financial management expertise; understanding and knowledge of banking industry and trends; enterprise risk management expertise; expertise in technology, including e-commerce and business continuity planning; CEO/COO experience; expertise in quality management initiatives; experience with mergers / acquisitions; experience with matters relating to human resources; crisis management expertise; and any other factors that the Committee may deem appropriate.  The Committee considers these criteria, and any other criteria established by the Board, in the context of an assessment of the operation and needs of the Board as a whole and the Board’s goal of maintaining diversity of backgrounds and experience among its members;

•
review nominations submitted by stockholders that have been addressed to the Company’s Corporate Secretary and that comply with the requirements of the Company’s charter and bylaws.  Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

•	determine the criteria for the selection of the Chairperson and Vice Chairperson of the Board and make recommendations to the Board for these positions;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary;

•
recommend to the Board a set of corporate governance principles applicable to the Corporation, perform a review of those principles at least annually and perform the responsibilities assigned to the Committee under those principles. Implement other policies regarding corporate governance matters as deemed necessary or appropriate;

•	oversee an annual performance evaluation of the Board;

•	recommend advisory directors and emeritus directors;

•
review, at least annually, the Company’s Code of Ethics and Conduct and if appropriate, make recommendations for Board approval with respect to modifications or enhancements to the Code, and consider requested waivers from the Code, if any, for directors and executive officers; and

•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures.  Pursuant to the Company’s bylaws, nominations for directors by stockholders must be made in writing and received by the Corporate Secretary of the Company at the Company’s principal executive offices no earlier than 120 days prior to the meeting date and no later than 90 days prior to the meeting date. If, however, less than 100 days’ notice or public announcement of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s bylaws.

The Governance and Nominating Committee of the Bank’s Board of Directors met five times during fiscal year 2012.

Investment Committee. The Investment Committee is currently comprised of Directors Biesecker (Chairman), Allen, Flynt, Goforth and McFarland.  The Investment Committee is responsible for the approval of the Company’s investment strategies and for monitoring the Company’s investment performance.   During fiscal 2012, the Investment Committee of the Bank’s Board of Directors met once.

Stockholder Communications with Directors

Stockholders may communicate with the Board of Directors by writing to: Teresa White, Senior Vice President, Chief Administration Officer and Corporate Secretary, HomeTrust Bancshares, Inc., 10 Woodfin Street, Asheville, North Carolina 28801.

Board Member Attendance at Annual Stockholder Meetings

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances.  The upcoming annual meeting is the Company’s first annual meeting of stockholders.

Director Compensation

Except for Mr. Beam, who retired as a director of the Bank on November 19, 2012 pursuant to the mandatory director retirement provisions of the Bank’s bylaws and will retire as a director of the Company at the time of the annual meeting pursuant to the mandatory director retirement provisions of the Company’s bylaws, and Mr. Dinsmore, who became a director of the Company on August 28, 2012 and a director of the Bank on November 19, 2012 upon the retirement of Mr. Beam as a director of the Bank, the members of the Boards of Directors of the Bank and the Company are identical.

The following table sets forth certain information regarding the compensation earned by each individual who served on the Board of Directors of HomeTrust Bank during fiscal 2012 for his or her service as a director.  Mr. Dinsmore is not listed in the table because he did not become a director until after June 30, 2012.

Name	Fees Earned Or Paid in Cash ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)		All Other Compensa- tion ($)(5)	Total ($)

Stan Allen(1)	$39,100	$	---	$	---	$39,100
Franklin V. Beam	$50,000		$3,165		$34,299	$87,464
Sidney A. Biesecker(1)	$39,100	$	---	$	---	$39,100
F. Edward Broadwell, Jr.(2)	$38,500		$739		$5,000	$44,239
William T. Flynt(3)	$40,900		$9,893		$23,480	$74,273
J. Steven Goforth	$40,900		$6,478		$32,710	$80,008
Craig C. Koontz	$40,300		$18,236	$	---	$58,536
Larry S. McDevitt	$47,600		$27,928		$5,000	$80,528
F.K. McFarland, III	$40,800		$7,991		$5,000	$53,791
Peggy C. Melville(3)	$49,400		$14,805		$5,000	$69,205
Robert E. Shepherd, Sr.	$50,000		$1,751		$5,000	$56,751
Dana L. Stonestreet(2)	$38,500		$209		$5,000	$43,709
_______________
(1)
Each of Messrs. Allen and Biesecker also is employed by HomeTrust Bank as President of a partner bank operating division but is not considered an executive officer of HomeTrust Bank.  Information regarding compensation provided to Messrs. Allen and Biesecker during fiscal 2012 for their service as employees is provided under “Transactions with Related Persons.”

(2)
Compensation provided to Messrs. Broadwell and Stonestreet during fiscal 2012 for their service as executive officers is included in the summary compensation table, under “Executive Compensation-Summary Compensation Table.”

(3)
Mr. Flynt and Ms. Melville are former employees of HomeTrust Bank.  Information regarding compensation provided to them during fiscal 2012 relating to their service as former employees is provided under “Transactions with Related Persons.”

(4)
Represents the aggregate of (i) the change in the actuarial present value of the director’s accumulated benefit under HomeTrust Bank's Director Emeritus Plan (the "Director Emeritus Plan") from June 30, 2011 to June 30, 2012 and (ii) above market interest  on amounts deferred under HomeTrust Bank's non-qualified deferred compensation plan (the "Deferred Compensation Plan"), respectively, as follows: Mr. Allen – (i) $0 and (ii) $0; Mr. Beam – (i) $2,426 and (ii) $739; Mr. Biesecker – (i) $0 and (ii) $0; Mr. Broadwell – (i) $0 and (ii) $739; Mr. Flynt – (i) $8,008 and (ii) $1,885; Mr. Goforth – (i) $(6,193), reflected as zero in the table per SEC rules and (ii) $6,478; Mr. Koontz - $18,125 and $111; Mr. McDevitt – (i) $26,779 and (ii) $1,149; Mr. McFarland – (i) $7,301 and (ii) $690; Ms. Melville – (i) $13,766 and (ii) 1,039; Mr. Shepherd – (i) $0 and (ii) $1,751; and Mr. Stonestreet – (i) 0 and (ii) $209.    Messrs. Allen, Biesecker, Broadwell and Stonestreet currently do not participate in the Director Emeritus Plan.  Mr. Allen was a participant in the Director Emeritus Plan but his participation terminated during fiscal 2012.  See “—Director Emeritus Plan.”

(5)
For Messrs. Beam, Flynt and Goforth consists of (i) of contribution by HomeTrust Bank under the Deferred Compensation Plan of $5,000 each and (ii) distributions under the Director Emeritus Plan of $29,299, $18,480 and $27,710, respectively.  For Messrs. Broadwell, McDevitt, McFarland, Shepherd and Stonestreet and Ms. Melville, consists of contribution by HomeTrust Bank under the Deferred Compensation Plan of $5,000 each.

Director Retainer and Fees

During fiscal 2012, each director of HomeTrust Bank was paid an annual retainer of $7,000, $1,950 for each Board meeting attended and $600 for each Board committee meeting attended.  In November 2011, the Board reduced the fees for meetings attended by telephone, as follows: meeting length less than two hours, $100; meeting length two to four hours, $250; and meeting length over four hours, $600.  Certain of the directors of HomeTrust Bank serve on the partner boards of the partner banking divisions.  Mr. Flynt is a member of the Home Savings Bank partner board, Messrs. Beam and Goforth are members of the Shelby Savings Bank partner board, Mr. McFarland is a member of the Tryon Federal Bank partner board, Messrs. Biesecker and Koontz are members of the Industrial Federal Bank partner board and Mr. Allen is a member of the Cherryville Federal Bank partner board.  During fiscal 2012, the directors of HomeTrust Bank who serve as partner board members were not provided with additional compensation for such service. In addition, Mr. Broadwell and Ms. Melville serve as members of the Haywood West community advisory board and Mr. Biesecker is a member of the Industrial Federal community advisory board.  Messrs. Broadwell and Biesecker are not provided any additional compensation for their service on these community advisory boards and Ms. Melville is paid a fee of $200 for each meeting of the Haywood West community advisory board that she attends.

Director Emeritus Plan

Under the Director Emeritus Plan, upon termination of service as a director other than for cause, a participating director becomes an emeritus director and is entitled to be paid a monthly director emeritus fee as set forth in his or her joinder agreement to the Director Emeritus Plan, for the benefit period specified in the joinder agreement.  Directors Broadwell, Stonestreet, Allen and Biesecker do not currently participate in the Director Emeritus Plan, but instead are entitled to additional benefits under HomeTrust Bank's Executive Supplemental Retirement Income Plan (the "SERP").  Mr. Allen’s participation in the Director Emeritus Plan terminated during fiscal 2012 in exchange for an additional benefit under the SERP that is identical to the benefit he would have been entitled to under the Director Emeritus Plan.  See “Transactions with Related Persons—Stan Allen.”  The specific Director Emeritus Plan benefits of each of the directors who currently participate in the Director Emeritus Plan are described below.  Each participating director is 100% vested in his or her benefits under the Director Emeritus Plan.

Directors Koontz, McDevitt and Shepherd.  Under their joinder agreements, each of Directors Koontz, McDevitt and Shepherd is entitled to a 20-year director emeritus benefit in the annual amount of $30,000, with such amount increasing 5% per year after the first year of the benefit period.

Directors Melville and McFarland.   Under their joinder agreements, each of Directors Melville and McFarland is entitled to a 20-year director emeritus benefit in the annual amount of $16,193, with such amount increasing 5% per year after the first year of the benefit period.  Ms. Melville, who retired from HomeTrust Bank as an employee in 2008, also is entitled to a benefit under the SERP.  See “Transactions with Related Persons-Peggy C. Melville.”

Directors Beam and Goforth.  Under their joinder agreements, each of Directors Beam and Goforth is entitled to (i) a 20-year director emeritus benefit in the annual amount of $18,000, with such amount increasing 5% per year after the first year of the benefit period, and (ii) a 20-year director emeritus benefit, with the annual payout amount starting at $12,000 in Year 1 and increasing to $44,638 in Year 20.

Director Flynt.  Under his joinder agreement, Director Flynt is entitled to a 20-year director emeritus benefit, with the annual payout amount starting at $12,000 in Year 1 and increasing to $44,638 in Year 20.  Mr. Flynt, who retired from HomeTrust Bank as an employee in 2007, also is entitled to a benefit under the SERP.  See “Transactions with Related Persons-William T. Flynt.”

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction. In this section, we provide an overview and analysis of our compensation programs, the material compensation policy decisions we have made under those programs, and the material factors that we considered in making those decisions. Following this section, you will find a series of tables containing specific information about compensation paid or payable to the following individuals, whom we refer to as our “named executive officers”:

•	F. Edward Broadwell, Jr., Chairman and Chief Executive Officer;

•	Dana L. Stonestreet, President and Chief Operating Officer;

•	Tony J. VunCannon, Senior Vice President, Chief Financial Officer and Treasurer;

•	Howard L. Sellinger, Senior Vice President and Chief Information Officer; and

•	Charles I. Abbitt, Jr., Senior Vice President and Chief Risk Officer.

The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program.

Compensation Philosophy and Objectives.  The Compensation Committee of the Board of Directors administers our compensation and benefit programs.  The Compensation Committee is responsible for setting and administering the policies which govern executive compensation. Our current compensation philosophy is designed to:

•	attract the right people and differentiate compensation based on performance;

•	retain top performers and reward them for helping us build and sustain our culture and values and achieve our business strategy and goals;

•	compensate our people in ways that inspire and motivate them, both individually and as a team, to execute our vision and drive for enduring customer satisfaction;

•	provide total compensation and learning and development opportunities that are competitive with that of other companies of similar size and complexity; and

•	properly align risk-taking and compensation.

While the primary components of our compensation program have been base salary and bonuses, the Compensation Committee also takes into account the full compensation package provided to the individual, including deferred compensation and retirement plan benefits, health benefits and other benefits. In setting the named executive officers’ compensation levels, the Compensation Committee typically reviews surveys of compensation paid to the executive officers of other community banks and thrifts based in North Carolina comparable to us in size.  The most recent such survey, which was reviewed in conjunction with a review of our compensation program subsequent to June 30, 2012 conducted by Pearl Meyer & Partners (see “-Role of Compensation Consultant”) included the following institutions, which ranged in asset size from $910 million to $3.7 billion:

First Financial Holdings, Inc.	First Bancorp
ViewPoint Financial Group, Inc.	Stellar One Corporation
Hampton Roads Bankshares, Inc.	Virginia Commerce Bancorp, Inc.
Yadkin Valley Financial Corporation	First Community Bancshares, Inc.
BNC Bancorp	Cardinal Financial Corporation
S.Y. Bancorp, Inc.	New Bridge Bancorp
Palmetto Bancshares, Inc.	Charter Financial Corporation
OmniAmerican Bancorp, Inc.	Middleburg Financial Corporation
HopFed Bancorp, Inc.	Peoples Bancorp of North Carolina, Inc.
Citizens South Banking Corporation	National Bankshares, Inc.
Franklin Financial Corporation	Security Federal Corporation
ECB Bancorp, Inc.

Base Salaries.  We provide the opportunity for our named executive officers and other executives to earn a competitive annual base salary. We do so in order to attract and retain an appropriate caliber of talent for the position. Our base salary levels reflect a combination of factors, including competitive pay levels, the executive’s experience and tenure, the executive’s individual performance and changes in responsibility. We generally review salary levels annually to recognize these factors. We do not target base salary at any particular percentage of total compensation.

Subsequent to June 30, 2012, each of Messrs. Broadwell, Stonestreet, VunCannon, Sellinger and Abbitt entered into an employment agreement with HomeTrust Bancshares, which provides for a minimum annual base salary of not less than $400,000, $317,500, $180,000, $180,000 and $180,000, respectively.  Prior to entering into their employment agreements with HomeTrust Bancshares, each of Messrs. Broadwell and Stonestreet had an employment agreement with HomeTrust Bank, which provided for a minimum annual base salary of $400,000 and

$317,500, respectively.  Effective October 1, 2011, the base salaries of Messrs. VunCannon, Sellinger and Abbitt were increased by 20.0%, 9.8% and 9.8%, respectively (to $180,000 each), and, effective October 1, 2012, were further increased by 2.7% each, so that each of Messrs. VunCannon, Sellinger and Abbitt now has an annual base salary of $184,860.  These increases were based on merit and the need to stay market competitive.  Effective October 1, 2012, the base salaries of Messrs. Broadwell and Stonestreet increased by 5%, to $420,000 and $333,375, respectively.  These represent the first increases in the base salaries of Messrs. Broadwell and Stonestreet since 2009.  The Compensation Committee believes that the increases will keep the salary amounts of Messrs. Broadwell and Stonestreet competitive and at levels that appropriately reflect their experience and the breadth of their responsibilities.

Bonuses. Historically, annual incentive compensation has been paid to executives and other employees from an incentive compensation pool based on the adjusted pre-tax income of HomeTrust Bank.  In determining the amount of adjusted pre-tax income to be allocated to the incentive compensation pool, the Compensation Committee, subject to the approval of the HomeTrust Bank Board of Directors, has taken into account the overall strength of HomeTrust Bank’s financial performance. The bonuses, if any, awarded to Messrs. Broadwell and Stonestreet from this pool have been set by the Compensation Committee, after giving consideration to bank performance and individual performance, subject to approval by the Board of Directors. The bonuses, if any, awarded to the other executive officers have been awarded from the pool in amounts recommended by Messrs. Broadwell and Stonestreet, after giving consideration to bank performance and individual performance. For fiscal 2012, Messrs. Broadwell and Stonestreet were each awarded a bonus of $150,000 and Messrs. VunCannon, Sellinger and Abbitt were each awarded a bonus of $54,000. The bonuses reflect HomeTrust Bank’s overall improved operating performance in fiscal 2012, the completion of HomeTrust Bank’s mutual-to-stock conversion and the raising of over $200 million in capital through HomeTrust Bancshares’s initial public stock offering and each named executive officer’s relative contributions to these successes.

In August 2012, the HomeTrust Bancshares Board of Directors, based on the recommendation of the Compensation Committee, adopted the HomeTrust Bancshares, Inc. Strategic Operating Committee Incentive Plan (the “SOC Incentive Plan”).  Under the SOC Incentive Plan, beginning with the fiscal year ending June 30, 2013, each member of our strategic operating committee (comprised of our executive officers), will be eligible to earn an annual cash bonus ranging from 50% to 150% of his or her targeted incentive award opportunity based upon the extent to which certain weighted performance goals have been achieved relative to a targeted level of performance.  An executive officer will receive a payout of 50% of his or her targeted incentive award opportunity if actual performance under all performance goals is at the threshold (minimum) level of performance, 100% of his or her targeted incentive award opportunity if actual performance under all performance goals is at the targeted level of performance, and 150% of his or her targeted incentive award opportunity if actual performance under all performance goals is at or above the stretch (maximum) level of performance.

For fiscal 2013, the targeted incentive award opportunities under the SOC Incentive Plan for the named executive officers are as follows: Mr. Broadwell, 55% of annual base salary; Mr. Stonestreet, 55% of annual base salary; Mr. VunCannon, 30% of annual base salary; Mr. Abbitt, 30% of annual base salary; and Mr. Sellinger, 30% of annual base salary.  For Messrs. Broadwell and Stonestreet, the SOC Incentive Plan performance measures and weightings are as follows: net income (40% weighting); return on assets compared to peers (40% weighting); and subjective assessment of company performance by the Compensation Committee (20% weighting).  For each of the other executive officers, the performance measures and weightings are as follows: net income (24% weighting); return on assets compared to peers (24% weighting); subjective assessment of company performance by the Compensation Committee (12% weighting); and team/individual goals (40% weighting).

The Committee may award discretionary bonuses in addition to the incentive award opportunities under the SOC Incentive Plan as well as reduce or eliminate any bonuses under the SOC Incentive Plan at the Committee’s discretion. The SOC Incentive Plan contains a clawback provision, which provides that if we are required to restate our financial statements due to our material non-compliance with any financial reporting requirement, a participant must, unless otherwise determined in the sole discretion of the Committee, reimburse us to the extent any incentive payment to the participant was calculated based on financial results that were required to be restated.

Deferred Compensation Plan.  Under HomeTrust Bank’s Deferred Compensation Plan, directors and a select group of employees can elect to defer a portion of their cash compensation.  Each of the named executive officers other than Mr. Abbitt participates in this plan.  See “—Deferred Compensation Plan.”

Executive Medical Care Plan.  HomeTrust Bank maintains an Executive Medical Care Plan (the “EMCP”), which is a nonqualified, deferred compensation plan under which certain key employees are given the opportunity to contribute toward, and to receive employer contributions toward, certain health and long-term care benefits, including the payment of health and long-term care plan premiums and the reimbursement of medical expenses.   Each of the named executive officers other than Mr. Abbitt currently participates in the EMCP.  For additional information regarding the EMCP and the EMCP benefits of each of the participating named executive officers, see “—Executive Medical Care Plan.”

Executive Supplemental Retirement Income Plan (SERP).  Under HomeTrust Bank’s SERP, a participating executive is entitled to receive an annual supplemental retirement income benefit as specified in his or her joinder agreement to the SERP master agreement, payable monthly, commencing on his or her benefit eligibility date or on the date specified in his or her joinder agreement.  Unless a different date is specified in the executive’s joinder agreement, the benefit eligibility date is the first day of the month next following the later of the month in which the executive attains age 55 or separates from service with the Bank (subject to a six-month delay for employees subject to Section 409A of the Internal Revenue Code to the extent necessary to comply with Section 409A) for any reason other than cause.  Each of the named executive officers other than Mr. Abbitt currently participates in the SERP.  For additional information regarding the SERP and the specific terms of the SERP benefits of each of the participating named executive officers, see “—Executive Supplemental Retirement Income Plan.”

401(k) Plan. Participation in our tax-qualified 401(k) and profit sharing account plan (“401(k) plan”) is available to all of our employees who meet minimum eligibility requirements. This plan allows our employees to save money for retirement in a tax-advantaged manner.  During fiscal 2012, we matched employee contributions, to the extent allowed under qualified plan limitations, dollar for dollar up to 6% of compensation. Our matching contributions for fiscal 2012 under this plan to the named executive officers are reflected in the summary compensation table under the “All Other Compensation” column.  See “—Other Benefits-401(k) Plan” for additional information on our 401(k) plan.

Other Employee Benefits. Other benefits, in which all employees generally may participate, include the following: medical and dental insurance coverage, vision care coverage, group life insurance coverage and long- and short-term disability insurance coverage.  HomeTrust Bank reimburses executive officers for the premium paid for long-term disability insurance.

Perquisites and Other Personal Benefits. Other than providing each of Messrs. Broadwell and Stonestreet with a company automobile, we currently do not provide the named executive officers with any perquisites or other personal benefits.

Equity-Based Plans.  In connection with HomeTrust Bank’s mutual-to-stock conversion and HomeTrust Bancshares’s initial public stock offering, we established an employee stock ownership plan.  The employee stock ownership plan gives eligible employees an equity interest in HomeTrust Bancshares and an additional retirement benefit in the form of HomeTrust Bancshares common stock.  For additional information regarding the employee stock ownership plan, see “—Other Benefits-Employee Stock Ownership Plan.”  At the annual meeting, stockholders will be asked to approve the Omnibus Incentive Plan, which will allow for the grant of stock options, stock appreciation rights, restricted stock, restricted share units and cash awards to eligible participants.  See “Proposal II.  Approval of the Omnibus Incentive Plan.”  We believe that the establishment of the employee stock ownership plan and, if approved by stockholders, the Omnibus Incentive Plan, is consistent with our compensation philosophy and objectives in that these plans will help us to attract and retain qualified personnel and motivate these individuals to enhance our long-term performance by aligning their interests with the interests of our stockholders.

Payments upon Termination or Change in Control.  Each of the named executive officers has entered into an employment agreement with HomeTrust Bancshares that provides for certain payments and benefits if the executive’s employment is terminated under certain scenarios, including, but not limited to, following a change in control.  See “—Employment Agreements with Named Executive Officers.”  These employment agreements thus require a “double trigger” in order for any payments or benefits under the agreements to be provided to the executive in connection with or following a change in control - in other words, both a change in control and an involuntary termination of employment (which includes a voluntary termination by the executive following a material reduction in his duties, responsibilities or benefits) must occur.  The purpose of providing the change in control payments is to attract and retain top level executives of the highest caliber and mitigate the risk to these executives that their employment will be involuntarily terminated in the event we are acquired.  At the same time, a change in control, by itself, will not automatically trigger a payout, as our intention is to induce the executive to remain employed following a change in control so long as the acquiror so desires without a material reduction in the executive’s duties, responsibilities or benefits.

Role of Executive Officers in Determining Compensation.  Messrs. Broadwell and Stonestreet recommend to the Compensation Committee compensation of the named executive officers other than themselves.  Messrs. Broadwell and Stonestreet are not involved with any aspect of determining their own compensation.

Role of Compensation Consultant.  During fiscal 2012, the Compensation Committee engaged Pearl Meyer & Partners to review our compensation programs and arrangements.  As a result of this review, the base salaries of the named executive officers were increased.  See “-Base Salaries.”  The Compensation Committee also consulted with Pearl Meyer & Partners in connection with the adoption of the SOC Incentive Plan.  See “-Bonuses.”

Summary Compensation Table

The following table sets forth information concerning the compensation paid to or earned by the named executive officers for fiscal years 2012 and 2011:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)

F. Edward Broadwell, Jr.,	2012	$400,000	$150,000	$ 93,594	$102,189	$745,783
Chairman and Chief Executive Officer	2011	$400,000	$ ---	$ 2,614	$126,243	$528,857

Dana L. Stonestreet,	2012	$317,500	$150,000	$102,857	$136,572	$706,929
President and Chief Operating Officer	2011	$317,500	$ ---	$ 10,776	$ 72,238	$400,514

Tony J. VunCannon,	2012	$172,500	$ 54,000	$ 13,051	$ 56,284	$295,835
Senior Vice President, Chief Financial Officer and Treasurer	2011	$146,875	$ 45,000	$ 8,930	$ 35,830	$236,635

Howard L. Sellinger,	2012	$176,000	$ 54,000	$ 20,627	$ 69,346	$319,973
Senior Vice President and Chief Information Officer	2011	$163,000	$ 35,000	$ 1,111	$ 33,305	$232,416

Charles I. Abbitt, Jr.,	2012	$176,000	$ 54,000	$ ---	$ 24,461	$254,461
Senior Vice President and Chief Risk Officer	2011	$163,000	$ 35,000	$ ---	$ 14,028	$212,028
_____________________
(1)	Amounts under this column represent bonuses awarded in the discretion of the Board of Directors.
(2)
Amounts under this column for fiscal 2012 present the aggregate of (i) the change in the actuarial present value of the named executive officer’s accumulated benefit under the SERP from June 30, 2011 to June 30, 2012, (ii) above market interest  on amounts deferred under the Deferred Compensation Plan and (iii) above market interest on amounts deferred under the EMCP, respectively, as follows: Mr. Broadwell – (i) $59,475; (ii) 19,105; and (iii) $15,014; Mr. Stonestreet – (i) $65,661; (ii) $25,078; and (iii) $12,118; Mr. VunCannon – (i) $7,673; (ii) $3,747; and (iii) $1,631; Mr. Sellinger – (i) $5,645; (ii) $6,991; and (iii) $7,991; and Mr. Abbitt - (i) $0; (ii) $0; and (iii) $0.   Per SEC rules, above market interest is defined as interest in excess of 120% of the applicable federal long-term rate under the Internal Revenue Code.  For purposes of this table, for fiscal 2012, 120% of the long-term applicable federal rate for June 2012 was used, which was 3.12%.
Amounts under this column for fiscal 2011 present the aggregate of (i) the change in the actuarial present value of the named executive officer’s accumulated benefit under the SERP from June 30, 2010 to June 30, 2011, (ii) above market interest  on amounts deferred under the Deferred Compensation Plan and (iii) above market interest on amounts deferred under the EMCP, respectively, as follows: Mr. Broadwell – (i) $(5,117), reflected as zero in the table per SEC rules; (ii) $1,598; and (iii) $1,016; Mr. Stonestreet – (i) $8,049; (ii) $2,004; and (iii) $723; Mr. VunCannon – (i) $8,574; (ii) $310; and (iii) $46; Mr. Sellinger – (i) $5,645; (ii) $6,991; and (iii) $7,991; and Mr. Abbitt - (i) $0; (ii) $0; and (iii) $0.   Per SEC rules, above market interest is defined as interest in excess of 120% of the applicable federal long-term rate under the Internal Revenue Code.  For purposes of this table, for fiscal 2011, 120% of the long-term applicable federal rate for June 2011 was used, which was 4.76% .

(3)
For Messrs. Broadwell, Stonestreet, VunCannon, Sellinger and Abbitt, amounts under this column for fiscal 2012 consist of the following: Mr. Broadwell – payout for unused time off of $43,258; tax related reimbursements of $16,032;  life insurance premiums paid by HomeTrust Bank of $94; reimbursement for long-term disability insurance premium paid by Mr. Broadwell of $2,951; employer contributions under HomeTrust Bank’s 401(k) plan of $14,700; and distributions under the SERP of $25,154;  Mr. Stonestreet – payout for unused time off of $110,188; tax related reimbursements of $8,607; life insurance premiums paid by HomeTrust Bank of $126; reimbursement for long-term disability insurance premium paid by Mr. Stonestreet of $2,951; and employer contributions under HomeTrust Bank’s 401(k) plan of $14,700; Mr. VunCannon – payout for unused time off of $40,148; tax related reimbursements of $1,188; life insurance premiums paid by HomeTrust Bank of $78; reimbursement for long-term disability insurance premium paid by Mr. VunCannon of $2,660; and employer contributions under HomeTrust Bank’s 401(k) plan of $12,210;  Mr. Sellinger – payout for unused time off of $51,106; tax related reimbursements of $1,276; life insurance premiums paid by HomeTrust Bank of $78; reimbursement for long-term disability insurance premium paid by Mr. Sellinger of $2,720 and employer contributions under HomeTrust Bank’s 401(k) plan of $14,166; and Mr. Abbitt – payout for unused time off of $9,741; tax related reimbursements of $731; reimbursement for long-term disability insurance premium paid by Mr. Abbitt of $2,292; life insurance premiums paid by HomeTrust Bank of $71 and employer contributions under HomeTrust Bank’s 401(k) plan of $11,626.
For Messrs. Broadwell, Stonestreet, VunCannon, Sellinger and Abbitt, amounts under this column for fiscal 2011 consist of the following: Mr. Broadwell – payout for unused time off of $43,258; tax related reimbursements of $46,734; life insurance premiums paid by HomeTrust Bank of $111; reimbursement for long-term disability insurance premium paid by Mr. Broadwell of $2,951; employer contributions under HomeTrust Bank’s 401(k) plan of $14,700 ($4,165 of which was refunded to Mr. Broadwell); and distributions under the SERP of $24,660;  Mr. Stonestreet – payout for unused time off of $9,359; tax related reimbursements of $45,058; life insurance premiums paid by HomeTrust Bank of $171; reimbursement for long-term disability insurance premium paid by Mr. Stonestreet of $2,950; and employer contributions under HomeTrust Bank’s 401(k) plan of $14,700 ($4,165 of which was refunded to Mr. Stonestreet); Mr. VunCannon – payout for unused time off of $16,315; tax related reimbursements of $4,070; life insurance premiums paid by HomeTrust Bank of $103; reimbursement for long-term disability insurance premium paid by Mr. VunCannon of $2,459; and employer contributions under HomeTrust Bank’s 401(k) plan of $12,883 ($2,348 of which was refunded to Mr. VunCannon);  Mr. Sellinger – payout for unused time off of $17,242; tax related reimbursements of $338; life insurance premiums paid by HomeTrust Bank of $105; reimbursement for long-term disability insurance premium paid by Mr. Sellinger of $2,533 and employer contributions under HomeTrust Bank’s 401(k) plan of $13,087 ($2,552 of which was refunded to Mr. Sellinger); and Mr. Abbitt – reimbursement for long-term disability insurance premium paid by Mr. Abbitt of $1,942; life insurance premiums paid by HomeTrust Bank of $89 and employer contributions under HomeTrust Bank’s 401(k) plan of $11,997 ($1,461 of which was refunded to Mr. Abbitt).

Employment Agreements with Named Executive Officers

Effective as of July 10, 2012, each of the named executive officers entered into an employment agreement with HomeTrust Bancshares (which, in the case of Messrs. Broadwell and Stonestreet, replaced existing employment agreements that they had with HomeTrust Bank).  The term of Mr. Broadwell’s agreement will end on December 17, 2013 (his 75th birthday).  Mr. Stonestreet’s agreement has a three-year term, and each of the agreements with Messrs. VunCannon, Sellinger and Abbitt has a two-year term.  The terms of the agreements with Messrs. Stonestreet, VunCannon, Sellinger and Abbitt will be extended by one year on each anniversary of the effective date of the agreement, provided that HomeTrust Bancshares has not given written notice to the contrary to the executive at least 90 days before the anniversary date and provided further that the executive has not received an unsatisfactory performance review by the Board of Directors of HomeTrust Bancshares or HomeTrust Bank.  In the case of Mr. Stonestreet (currently age 58), the term of the agreement may not be automatically extended beyond his 75th birthday, and in the case of Messrs. VunCannon, Sellinger and Abbitt (currently ages 47, 59 and 61), the terms of their agreements may not be automatically extended beyond their 65th birthday.

The agreements with Messrs. Broadwell and Stonestreet provide for a minimum annual base salary of not less than their base salary in effect on the effective date of the agreements ($400,000 and $317,500, respectively) and the agreements with Messrs. VunCannon, Sellinger and Abbitt provide for a minimum annual base salary of $180,000.  Each executive is entitled under his employment agreement to participate in an equitable manner with all other executive officers HomeTrust Bancshares and HomeTrust Bank in such performance-based and discretionary bonuses, if any, as are authorized by the Boards of directors of HomeTrust Bancshares and HomeTrust Bank.  Each executive also is entitled to participate, to the same extent as executive officers of HomeTrust Bancshares and HomeTrust Bank generally, in all retirement and other employee benefits and any fringe benefits, and is entitled to such other benefits as the Board of Directors may provide in its discretion.

Each agreement provides that if the executive is “involuntarily terminated,” he will be entitled to receive continued compensation payments and certain health and other insurance benefits during the remaining term of the agreement.  In the case of Messrs. Broadwell and Stonestreet, these payments and benefits will consist of (i) monthly payments of one-twelfth of the executive’s “total compensation” and (ii) substantially the same group life or key man life insurance, hospitalization, medical, dental, prescription drug and other health benefits, as well as long-term disability insurance coverage (if any) for the executive and his dependents and beneficiaries, and on terms substantially as favorable to the executive as those in effect immediately prior to the involuntary termination.  In the case of Messrs. VunCannon, Sellinger and Abbitt, these payments and benefits will consist of (i) monthly payments of one-twelfth of the executive’s then-current base salary plus one-twelfth of the average annual amount of cash bonus and cash incentive compensation earned by the executive for the two full fiscal years preceding the termination date (the “Salary and Average Bonus Benefit”) and (ii) substantially the same hospitalization, medical, dental, prescription drug and other health benefits offered by HomeTrust Bancshares from time to time to its employees generally to comply with the continuation requirements of Section 4980B(f) of the Internal Revenue Code (commonly referred to as “COBRA” coverage) for the executive and his eligible dependents.  The term “involuntary termination” includes a specified diminution in the executive’s duties, responsibilities or benefits.  In the case of the agreements with Messrs. Broadwell and Stonestreet, the term “total compensation” is defined as Mr. Broadwell’s or Mr. Stonestreet’s highest annual base salary rate at any time during his employment with HomeTrust Bancshares or HomeTrust Bank plus the higher of (i) his annual bonus paid during the previous year or (ii) the average of the seven highest annual bonuses paid to him at any time during his employment by HomeTrust Bancshares or HomeTrust Bank or a predecessor institution.

Each agreement provides that in the event the executive is involuntarily terminated within the six months preceding, at the time of or within 12 months following a change in control of HomeTrust Bancshares, in addition to the applicable payments and benefits described in the immediately preceding paragraph, he will be entitled to a lump sum payment of 299% of his “base amount,” as defined in Section 280G of the Internal Revenue Code, subject to cutback to the extent such payment would, or together with other payments would, be nondeductible under Section 280G of the Internal Revenue Code.

If the executive dies during the term of his agreement, his estate or designated beneficiary will be entitled to: (i) his “total compensation” (in the case of Messrs. Broadwell and Stonestreet) or his Salary and Average Bonus Benefit (in the case of Messrs. VunCannon, Sellinger and Abbitt) through the last day of calendar month in which his death occurred, plus the greater of either (A) an additional three months of “total compensation” (in the case of Messrs. Broadwell and Stonestreet) or Salary and Average Bonus Benefit (in the case of Messrs. VunCannon, Sellinger and Abbitt) or (B) 299% of the executive’s base amount under Section 280G of the Internal Revenue Code (subject to cutback as described above), if his death occurred during the six months before or 12 months following a change in control; and (ii) the amounts of any benefits or awards which were earned with respect to the fiscal year in which the executive died and to which the executive would have been entitled to receive had he remained employed.  Each agreement provides that if HomeTrust Bancshares terminates the executive’s employment after having established that the executive is permanently disabled, then after the exhaustion of all paid time off days allocated for the calendar year, HomeTrust Bancshares will pay to the executive for the remaining term of the agreement his “total compensation” (in the case of Messrs. Broadwell and Stonestreet) or his Salary and Average Bonus Benefit (in the case of Messrs. VunCannon, Sellinger and Abbitt), in each case reduced by the proceeds of any disability insurance policy under a disability program sponsored by HomeTrust Bancshares.  If the executive terminates employment due to permanent disability during the first year after a change in control, then he will be entitled to the greater in value (as determined on a present value basis) of the disability benefit described in the immediately preceding sentence and the change in control benefit described in the immediately preceding paragraph.

Deferred Compensation Plan

The Deferred Compensation Plan is a nonqualified deferred compensation plan under which directors and a select group of employees can elect to defer a portion of their cash compensation.  At the end of each calendar month, each participant’s account balance is credited with earnings based on the value of the participant’s account balance on the last day of such month.  Earnings are currently credited at a rate equal to the average rate of HomeTrust Bank’s earning assets determined as of the last day of the preceding calendar month.  Each participant who is a director of HomeTrust Bank, which consists of all directors other than Messrs. Allen, Biesecker, Dinsmore and Koontz, is entitled to a $5,000 annual contribution from HomeTrust Bank through the 2014 calendar year.  A participant is always 100% vested in his or her account, which will be distributed in cash following his or her separation from service with HomeTrust Bank at the time and in the manner specified in the plan and the participant’s election form.  Each named executive officer other than Mr. Abbitt currently participates in the Deferred Compensation Plan.

During fiscal 2012, no contributions were made under the Deferred Compensation Plan by the named executive officers.  During fiscal 2012, no employer contributions were made under the Deferred Compensation Plan to the participating named executive officers other than $5,000 to each of Messrs. Broadwell and Stonestreet for their service as directors.  Aggregate earnings during fiscal 2012 under the Deferred Compensation Plan by the participating executive officers were as follows: Mr. Broadwell - $56,715; Mr. Stonestreet - $74,298; Mr. VunCannon - $11,124; and Mr. Sellinger - $20,754.  As of June 30, 2012, the aggregate Deferred Compensation Plan balances held by the participating named executive officers were as follows:  Mr. Broadwell - $1,231,478; Mr. Stonestreet - $1,544,583; Mr. VunCannon - $241,544; and Mr. Sellinger - $450,629.  During fiscal 2012, there were no withdrawals from the Deferred Compensation Plan by, or distributions under the Deferred Compensation Plan to, the participating named executive officers.

Executive Medical Care Plan

The EMCP is a nonqualified, deferred compensation plan under which certain key employees are given the opportunity to receive employer-provided health and long-term care benefits through the payment of health and long-term care plan premiums and to receive reimbursement of medical expenses.  Under the EMCP, a participant may be provided with an initial benefit amount set forth in his or her individual joinder agreement and, if the participant is fully vested under the plan, may elect to defer a portion of his base salary, bonuses or other compensation (including unearned and unused vacation pay and paid time off).  Following the “benefit commencement date,” a participant’s benefit account under the EMCP may be used to reimburse the participant for medical expenses (but only using the pre-2005 portion of the account) or pay insurance premiums under any health or qualified long-term care plan.  Any such reimbursement or premium payment results in a charge to the participant’s account balance.  At the end of each plan year, each participant’s account is credited with a 5% adjustment, based on the average balance of the account during the plan year.  The “benefit commencement date” means (1) with respect to the payment of health plan premiums, the first day of the month next following (a) the date of the participant’s termination of employment after age 65, unless the participant, having attained age 65, requests that his benefits commence sooner, (b) if the participant’s employment terminates before age 65, the earlier of the date he or she requests payment of the health plan premiums subsequent to termination of employment or the date the participant attains age 65, or (c) in the case of the participant’s death before age 65, the first day of the month next following the date of the participant’s death; and (2) with respect to qualified long-term care coverage and the reimbursement of medical expenses, the date the participant is first designated to participate in the EMCP, provided that with respect to the reimbursement of medical expenses, the participant must be 100% vested before benefits may commence.  A participant may request that his benefit commencement date be delayed (except for the reimbursement of medical expenses) or, with respect to the payment of health care plan premiums, accelerated, in each case subject to the approval of the committee administering the EMCP.

Each of the named executive officers other than Mr. Abbitt currently participates in the EMCP, and each such named executive officer is fully vested in his account.  During fiscal 2012, contributions by the participating named executive officers under the EMCP were as follows: Mr. Broadwell - $0; Mr. Stonestreet - $0; Mr. VunCannon - $18,000; and Mr. Sellinger - $0.  During fiscal 2012, there were no employer contributions under the EMCP to the participating named executive officers. Aggregate earnings for both employer and participant contributions during fiscal 2012 under the EMCP by the participating executive officers were as follows: Mr. Broadwell - $39,202; Mr. Stonestreet - $27,603; Mr. VunCannon - $4,624; and Mr. Sellinger - $21,253.  Aggregate withdrawals/distributions during fiscal 2012 under the EMCP by the participating executive officers were as follows: Mr. Broadwell - $15,147; Mr. Stonestreet - $16,565; Mr. VunCannon - $4,937; and Mr. Sellinger - $0. As of June 30, 2012, the aggregate EMCP balances, including both participant and employer contributions, held by the participating named executive officers were as follows:  Mr. Broadwell - $814,458; Mr. Stonestreet - $643,280; Mr. VunCannon - $100,535; and Mr. Sellinger - $446,312.

Executive Supplemental Retirement Income Plan

General.  Under the SERP, a participating executive is entitled to receive an annual supplemental retirement income benefit as specified in his or her joinder agreement to the SERP master agreement, payable monthly, commencing on his or her benefit eligibility date or on the date specified in his or her joinder agreement.  Unless a different date is specified in the executive’s joinder agreement, the benefit eligibility date is the first day of the month next following the later of the month in which the executive attains age 55 or separates from service with HomeTrust Bank (subject to a six-month delay for employees subject to Section 409A of the Internal Revenue Code to the extent necessary to comply with Section 409A) for any reason other than cause.  Each of the named executive officers other than Mr. Abbitt currently participates in the SERP.  The specific terms of the SERP benefits of each of the participating named executive officers, the present values of their respective accumulated benefits and any payments under the SERP to the participating named executive officers during the last fiscal year are described below.  Solely for purposes of calculating the present values of such accumulated benefits, it was assumed that Mr. Broadwell will retire in 2014, Mr. Stonestreet will retire in 2019, Mr. Sellinger will retire in 2018 and Mr. VunCannon will retire in 2020, in each case using a discount rate of 5%.   These assumptions are the same as those used in preparing the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

Mr. Broadwell. Under his joinder agreement, Mr. Broadwell’s supplemental retirement income benefit is comprised of the following: (1) a 20-year annual benefit, payable monthly, equal to 60% of his highest average compensation (taking into account only base salary, bonuses and amounts deferred at his election) for a three (consecutive or nonconsecutive) calendar year period preceding the date Mr. Broadwell separates from service with HomeTrust Bank, provided that this annual benefit may not be less than $350,000 or more than $425,000 (“Main Retirement Benefit”); (2) a separate, additional 20-year annual retirement benefit, payable monthly, with the annual payout amount starting at $7,200 in Year 1 and increasing to $36,326 in Year 20 (“Additional Retirement Benefit”); and (3) in consideration for the cancellation of Mr. Broadwell’s right to participate in the Director Emeritus Plan, another separate, 20-year retirement benefit (“Additional SERP Benefit”), payable monthly, in the annual amount of $22,800 subject to an increase of 4% per year commencing with the second year of the payout period and continuing through the 15th year of the payout period. Under Mr. Broadwell’s joinder agreement, the payout period for the Additional SERP Benefit commenced one month after he attained age 70 (in 2008).  Mr. Broadwell is fully vested in each of his Main Retirement Benefit, Additional Retirement Benefit and Additional SERP Benefit.  As of June 30, 2012, the present value of Mr. Broadwell’s accumulated benefit under the SERP was $5,347,976.

Mr. Stonestreet.  Under his joinder agreement, Mr. Stonestreet’s supplemental retirement income benefit is comprised of the following: (1) a 20-year annual benefit, payable monthly, equal to 60% of his highest average compensation (taking into account only base salary, bonuses and amounts deferred at his election) for a three (consecutive or nonconsecutive) calendar year period preceding the date Mr. Stonestreet separates from service with HomeTrust Bank, provided that this annual benefit may not be less than $350,000 or more than $425,000 (“Main Retirement Benefit”); and (2) a separate, additional 20-year retirement benefit, payable monthly, in the annual amount of $16,193, subject to an adjustment of 5% per year commencing with the second year of the payout period.  Mr. Stonestreet is fully vested in both his Main Retirement Benefit and his Additional Retirement Benefit.  As of June 30, 2012, the present value of Mr. Stonestreet’s accumulated benefit under the SERP was $4,469,727.

Mr. VunCannon.  Under his joinder agreement, Mr. VunCannon supplemental retirement income benefit is comprised of a 15-year annual benefit of $25,000, payable monthly.  Mr. VunCannon is fully vested in his supplemental retirement income benefit.  As of June 30, 2012, the present value of Mr. VunCannon’s accumulated benefit under the SERP was $187,714.

Mr. Sellinger.  Under his joinder agreement, Mr. Sellinger’s supplemental retirement income benefit is comprised of a 15-year annual benefit totaling $60,000, payable monthly.  Mr. Sellinger is fully vested in his supplemental retirement income benefit.  As of June 30, 2012, the present value of Mr. Sellinger’s accumulated benefit under the SERP was $574,840.

Potential Payments upon Termination of Employment or Change in Control

The following tables summarize the approximate value of the termination payments and benefits that the named executive officers would have received if their employment had been terminated on June 30, 2012 under the circumstances shown.  For purposes of the tables, it is assumed that the employment agreements between the named executive officers and HomeTrust Bancshares that were entered into effective as of July 10, 2012 were in effect as of June 30, 2012.  See “—Employment Agreements with Named Executive Officers.”  The tables exclude (i) amounts accrued through June 30, 2012 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (ii) account balances under HomeTrust Bank’s 401(k) plan, Deferred Compensation Plan, EMCP and SERP.  Each named executive officer is fully vested in his account balances under the 401(k) plan, Deferred Compensation Plan, EMCP and SERP to the extent that he participates in those plans, and the forms and amounts of his benefits under those plans would not be enhanced by a termination of his employment with HomeTrust Bank or a change in control.  For information regarding the benefits of the named executive officers under the Deferred Compensation Plan, EMCP and SERP, see “—Deferred Compensation Plan,” “—Executive Medical Care Plan” and “—Executive Supplemental Retirement Income Plan.”

F. Edward Broadwell, Jr.
Termination Scenario	Total Compensation and Health and Other Insurance Benefits Continuation ($)			Payout of Unused Paid Time Off ($)			Life Insurance Benefit ($)		Payment of 299% of “Base Amount” ($)

If termination for cause occurs	$	---			$10,000		$	---	$	---

If voluntary termination occurs that does not constitute “involuntary termination” under Employment Agreement	$	---			$10,000		$	---	$	---

If “involuntary termination” under Employment Agreement occurs, but not within the six months preceding, at the time of or following a change in control		$1,012,578	(1)		$10,000		$	---	$	---

If “involuntary termination” under Employment Agreement occurs within the six months preceding, at the time of or following a change in control	$	---			$10,000		$	---		$3,204,770	(2)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$169,402	(3)		$10,000			$585,000	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---			$10,000			$585,000		$3,204,770	(4)

If termination occurs as a result of disability, not during the one year period following a change in control		$715,677	(5)	$	---	(6)	$	---	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---	(7)		$10,000		$	---		$3,204,770	(7)
________________
(1)
Represents the continuation of “total compensation” (payable monthly) and health and other insurance benefits under Mr. Broadwell’s employment agreement, as described under “—Employment Agreements with Named Executive Officers,” for the remaining term of Mr. Broadwell’s employment agreement (i.e., through December 17, 2013), assuming Mr. Broadwell’s employment is, on June 30, 2012, “involuntarily terminated” but not within the six months preceding, at the time of or following a change in control.  For purposes of the above table, Mr. Broadwell’s annual “total compensation” is calculated as $677,607, and the annual amount of his health and other insurance benefits is calculated at $24,401.

(2)
Represents the amount payable to Mr. Broadwell under his employment agreement in the event that his employment is “involuntarily terminated” within the six months preceding, at the time of or following a change in control.

(3)
Represents continued payment of Mr. Broadwell’s “total compensation” for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of his “total compensation” ($677,607).

(4)
Represents the amount payable under Mr. Broadwell’s employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(5)
Represents continued payment of Mr. Broadwell’s “total compensation” for the remaining term of his employment agreement (i.e., through December 17, 2013), assuming that Mr. Broadwell’s employment is terminated by HomeTrust Bancshares on June 30, 2012 after having established that he is permanently disabled ($677,607 per year), less the amount of his unused time off allocated for the 2012 calendar year ($10,000) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($262,500).  As provided in Mr. Broadwell’s employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(6)	Under his employment agreement, Mr. Broadwell is not entitled to any disability benefits until after the exhaustion of his paid time off allocated for the current calendar year.
(7)
Under his employment agreement, if Mr. Broadwell’s employment terminates due to permanent disability during the one-year period following a change in control, Mr. Broadwell is entitled to either the continuation of his “total compensation” for the remaining term of the agreement (reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares) or 299% of his “base amount,” whichever is greater in value as determined on a present value basis.

Dana L. Stonestreet
Termination Scenario	Total Compensation and Health and Other Insurance Benefits Continuation ($)			Payout of Unused Paid Time Off ($)			Life Insurance Benefit ($)		Payment of 299% of “Base Amount” ($)

If termination for cause occurs	$	---			$10,000		$	---	$	---

If voluntary termination occurs that does not constitute “involuntary termination” under Employment Agreement	$	---			$10,000		$	---	$	---

If “involuntary termination” under Employment Agreement occurs, but not within the six months preceding, at the time of or following a change in control		$1,681,429	(1)		$10,000		$	---	$	---

If “involuntary termination” under Employment Agreement occurs within the six months preceding, at the time of or following a change in control	$	---			$10,000		$	---		$2,077,955	(2)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$135,828	(3)		$10,000			$788,000	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---			$10,000			$788,000		$2,077,955	(4)

If termination occurs as a result of disability, not during the one year period following a change in control		$1,079,934	(5)	$	---	(6)	$	---	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---	(7)		$10,000		$	---		$2,077,955	(7)
________________
(1)
Represents the continuation of “total compensation” (payable monthly) and health and other insurance benefits under Mr. Stonestreet’s employment agreement, as described under “—Employment Agreements with Named Executive Officers,” for the remaining term of Mr. Stonestreet’s employment agreement (i.e., through June 30, 2015, assuming that his agreement became effective on June 30, 2012), assuming Mr. Stonestreet’s employment is, on June 30, 2012, “involuntarily terminated” but not within the six months preceding, at the time of or following a change in control.  For purposes of the above table, Mr. Stonestreet’s annual “total compensation” is calculated as $543,311, and the annual amount of his health and other insurance benefits is calculated at $17,165.

(2)
Represents the amount payable to Mr. Stonestreet under his employment agreement in the event that his employment is “involuntarily terminated” within the six months preceding, at the time of or following a change in control.

(3)
Represents continued payment of Mr. Stonestreet’s “total compensation” for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of his “total compensation” ($543,311).

(4)
Represents the amount payable under Mr. Stonestreet’s employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(5)
Represents continued payment of Mr. Stonestreet’s “total compensation” for the remaining term of his employment agreement (i.e., through June 30, 2015, assuming that his agreement became effective on June 30, 2012), assuming that Mr. Stonestreet’s employment is terminated by HomeTrust Bancshares on June 30, 2012 after having established that he is permanently disabled ($543,311 per year), less the payout amount of his unused time off allocated for the 2012 calendar year ($10,000) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($540,000).  As provided in Mr. Stonestreet’s employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(6)	Under his employment agreement, Mr. Stonestreet is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year.
(7)
Under his employment agreement, if Mr. Stonestreet’s employment terminates due to permanent disability during the one-year period following a change in control, Mr. Stonestreet is entitled to either the continuation of his “total compensation” for the remaining term of the agreement (reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares) or 299% of his “base amount,” whichever is greater in value as determined on a present value basis.

Tony J. VunCannon

Termination Scenario	Total Compensation and Health and Other Insurance Benefits Continuation ($)			Payout of Unused Paid Time Off ($)			Life Insurance Benefit ($)		Payment of 299% of “Base Amount” ($)

If termination for cause occurs	$	---			$10,000		$	---	$	---

If voluntary termination occurs that does not constitute “involuntary termination” under Employment Agreement	$	---			$10,000		$	---	$	---

If “involuntary termination” under Employment Agreement occurs, but not within the six months preceding, at the time of or following a change in control		$530,174	(1)		$10,000		$	---	$	---

If “involuntary termination” under Employment Agreement occurs within the six months preceding, at the time of or following a change in control	$	---			$10,000		$	---		$773,172	(2)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$61,250	(3)		$10,000			$490,000	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---			$10,000			$490,000		$773,172	(4)

If termination occurs as a result of disability, not during the one year period following a change in control		$120,000	(5)	$	---	(6)	$	---	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---	(7)		$10,000		$	---		$773,172	(7)
________________
(1)
Represents the continuation of (i) Mr. VunCannon’s then-current base salary and the average annual amount of cash bonus and cash incentive compensation earned by Mr. VunCannon for the two full fiscal years preceding the termination date (payable monthly) (the “Salary and Average Bonus Benefit”) and (ii) health and other insurance benefits under Mr. VunCannon’s employment agreement, as described under “—Employment Agreements,” for the remaining term of Mr. VunCannon’s employment agreement (i.e., through June 30, 2014, assuming that his agreement became effective on June 30, 2012), assuming Mr. VunCannon’s employment is, on June 30, 2012, “involuntarily terminated” but not within the six months preceding, at the time of or following a change in control.  For purposes of the above table, Mr. VunCannon’s annual salary is assumed to be $180,000, the average annual amount of his cash bonus and cash incentive compensation is calculated at $65,000 and the annual amount of his health and other insurance benefits is calculated at $20,087.

(2)
Represents the amount payable to Mr. VunCannon under his employment agreement in the event that his employment is “involuntarily terminated” within the six months preceding, at the time of or following a change in control.

(3)
Represents continued payment of Mr. VunCannon’s Salary and Average Bonus Benefit (payable monthly) for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of the annual amount of his Salary and Average Bonus Benefit ($245,000).

(4)
Represents the amount payable under Mr. VunCannon’s employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(5)
Represents the continuation of Mr. VunCannon’s Salary and Average Bonus Benefit (payable monthly) for the remaining term of his employment agreement (i.e., through June 30, 2014, assuming that his agreement became effective on June 30, 2012), assuming that Mr. VunCannon’s employment is terminated by HomeTrust Bancshares on June 30, 2012 after having established that he is permanently disabled ($245,000 per year), less the payout amount of his unused time off allocated for the 2012 calendar year ($10,000) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($360,000).  As provided in Mr. VunCannon’s employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(6)	Under his employment agreement, Mr. VunCannon is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year.
(7)
Under his employment agreement, if Mr. VunCannon’s employment terminates due to disability during the one-year period following a change in control, Mr. VunCannon is entitled to either (i) continuation of his Salary and Average Bonus Benefit (payable monthly) for the remaining term of the agreement (reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares) or (ii) 299% of his “base amount,” whichever is greater in value as determined on a present value basis.

Howard L. Sellinger
Termination Scenario	Total Compensation and Health and Other Insurance Benefits Continuation ($)			Payout of Unused Paid Time Off ($)			Life Insurance Benefit ($)		Payment of 299% of “Base Amount” ($)

If termination for cause occurs	$	---			$10,000		$	---	$	---

If voluntary termination occurs that does not constitute “involuntary termination” under Employment Agreement	$	---			$10,000		$	---	$	---

If “involuntary termination” under Employment Agreement occurs, but not within the six months preceding, at the time of or following a change in control		$503,528	(1)		$10,000		$	---	$	---

If “involuntary termination” under Employment Agreement occurs within the six months preceding, at the time of or following a change in control	$	---			$10,000		$	---		$1,121,760	(2)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$60,625	(3)		$10,000			$485,000	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---			$10,000			$485,000		$1,121,760	(4)

If termination occurs as a result of disability, not during the one year period following a change in control		$115,000	(5)	$	---	(6)	$	---	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---	(7)		$10,000		$	---		$1,121,760	(7)
________________
(1)
Represents the continuation of (i) Mr. Sellinger’s then-current base salary and the average annual amount of cash bonus and cash incentive compensation earned by Mr. Sellinger for the two full fiscal years preceding the termination date (payable monthly) (the “Salary and Average Bonus Benefit”) and (ii) health and other insurance benefits under Mr. Sellinger’s employment agreement, as described under “—Employment Agreements,” for the remaining term of Mr. Sellinger’s employment agreement (i.e., through June 30, 2014, assuming that his agreement became effective on June 30, 2012), assuming Mr. Sellinger’s employment is, on June 30, 2012, “involuntarily terminated” but not within the six months preceding, at the time of or following a change in control.  For purposes of the above table, Mr. Sellinger’s annual salary is assumed to be $180,000, the average annual amount of his cash bonus and cash incentive compensation is calculated at $62,500 and the annual amount of his health and other insurance benefits is calculated at $9,264.

(2)
Represents the amount payable to Mr. Sellinger under his employment agreement in the event that his employment is “involuntarily terminated” within the six months preceding, at the time of or following a change in control.

(3)
Represents continued payment of Mr. Sellinger’s Salary and Average Bonus Benefit (payable monthly) for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of the annual amount of his Salary and Average Bonus Benefit ($242,500).

(4)
Represents the amount payable under Mr. Sellinger’s employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(5)
Represents the continuation of Mr. Sellinger’s Salary and Average Bonus Benefit (payable monthly) for the remaining term of his employment agreement (i.e., through June 30, 2014, assuming that his agreement became effective on June 30, 2012), assuming that Mr. Sellinger’s employment is terminated by HomeTrust Bancshares on June 30, 2012 after having established that he is permanently disabled ($242,500 per year), less the payout amount of his unused time off allocated for the 2012 calendar year ($10,000) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($360,000).  As provided in Mr. Sellinger’s employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(6)	Under his employment agreement, Mr. Sellinger is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year.
(7)
Under his employment agreement, if Mr. Sellinger’s employment terminates due to disability during the one-year period following a change in control, Mr. Sellinger is entitled to either (i) continuation of his Salary and Average Bonus Benefit (payable monthly) for the remaining term of the agreement (reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares) or (ii) 299% of his “base amount,” whichever is greater in value as determined on a present value basis.

Charles I. Abbitt, Jr.
Termination Scenario	Total Compensation and Health and Other Insurance Benefits Continuation ($)			Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Payment of 299% of “Base Amount” ($)

If termination for cause occurs	$	---		$14,374		$	---	$	---

If voluntary termination occurs that does not constitute “involuntary termination” under Employment Agreement	$	---		$14,374		$	---	$	---

If “involuntary termination” under Employment Agreement occurs, but not within the six months preceding, at the time of or following a change in control		$474,215	(1)	$14,374		$	---	$	---

If “involuntary termination” under Employment Agreement occurs within the six months preceding, at the time of or following a change in control	$	---		$14,374		$	---		$542,742	(2)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$55,625	(3)	$14,374			$445,000	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---		$14,374			$445,000		$542,742	(4)

If termination occurs as a result of disability, not during the one year period following a change in control		$75,000	(5)	$11,851	(6)	$	---	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---	(7)	$14,374		$	---		$542,742	(7)
________________
(1)
Represents the continuation of (i) Mr. Abbitt’s then-current base salary and the average annual amount of cash bonus and cash incentive compensation earned by Mr. Abbitt for the two full fiscal years preceding the termination date (payable monthly) (the “Salary and Average Bonus Benefit”) and (ii) health and other insurance benefits under Mr. Abbitt’s employment agreement, as described under “—Employment Agreements,” for the remaining term of Mr. Abbitt’s employment agreement (i.e., through June 30, 2014, assuming that his agreement became effective on June 30, 2012), assuming Mr. Abbitt’s employment is, on June 30, 2012, “involuntarily terminated” but not within the six months preceding, at the time of or following a change in control.  For purposes of the above table, Mr. Abbitt’s annual salary is assumed to be $180,000, the average annual amount of his cash bonus and cash incentive compensation is calculated at $42,500 and the annual amount of his health and other insurance benefits is calculated at $14,608.

(2)
Represents the amount payable to Mr. Abbitt under his employment agreement in the event that his employment is “involuntarily terminated” within the six months preceding, at the time of or following a change in control.

(3)
Represents continued payment of Mr. Abbitt’s Salary and Average Bonus Benefit (payable monthly) for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of the annual amount of his Salary and Average Bonus Benefit ($222,500).

(4)
Represents the amount payable under Mr. Abbitt’s employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(5)
Represents the continuation of Mr. Abbitt’s Salary and Average Bonus Benefit (payable monthly) for the remaining term of his employment agreement (i.e., through June 30, 2014, assuming that his agreement became effective on June 30, 2012), assuming that Mr. Abbitt’s employment is terminated by HomeTrust Bancshares on June 30, 2012 after having established that he is permanently disabled ($222,500 per year), less the payout amount of his unused time off allocated for the 2012 calendar year ($10,000) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($360,000).  As provided in Mr. Abbitt’s employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(6)	Under his employment agreement, Mr. Abbitt is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year.
(7)
Under his employment agreement, if Mr. Abbitt’s employment terminates due to disability during the one-year period following a change in control, Mr. Abbitt is entitled to either (i) continuation of his Salary and Average Bonus Benefit (payable monthly) for the remaining term of the agreement (reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares) or (ii) 299% of his “base amount,” whichever is greater in value as determined on a present value basis.

Other Benefits

401(k) Plan.  The 401(k) plan provides HomeTrust Bank employees with an opportunity to save for retirement on a tax-advantaged basis plan.  All employees are eligible to participate for purposes of elective deferrals on their date of hire, with participation commencing on the first day of the plan year quarter coinciding with or next following the employee’s date of hire.  Effective July 1, 2012, an employee becomes eligible to participate for purposes of matching contributions and nonelective contributions at the same time they are eligible to participate in the 401(k) plan.  During 2011, participants were permitted to make salary reduction contributions to the 401(k) plan of up to 100% of their annual salary, up to a maximum of $16,500.  In addition, participants who have attained age 50 may defer an additional $5,500 annually as a 401(k) “catch-up” contribution.  All contributions made by participants are before-tax contributions.  During fiscal 2012, HomeTrust Bank matched employee contributions dollar for dollar up to 6% of compensation.  All participant 401(k) contributions and earnings are fully and immediately vested.  All matching contributions and nonelective contributions and earnings thereon vest in 20% annual increments after two years of service (with full vesting after six years of service), provided that a participant is always 100% vested in his or her matching and nonelective contributions if the participant is employed on or after age 59 ½ or if the participant’s employment terminates due to death or disability.  Participants may invest amounts contributed by them, as well as employer contributions, to their 401(k) accounts in one or more investment options available under the 401(k) plan.  Participants are permitted to borrow against their account balance in the 401(k) plan.  Hardship distributions are also permitted.

Health and Other Employee Benefits.  HomeTrust Bank provides health benefits to its employees, including comprehensive medical insurance, dental insurance and vision insurance. HomeTrust Bank also provides life and short- and long-term disability insurance coverage for its employees.  In addition, HomeTrust Bank offers an employee assistance program through a third party provider to provide support to employees facing personal difficulties, as well as an interest free loan program for personal computer purchases and a tuition reimbursement program of up to $1,250 per year.

Employee Stock Ownership Plan.  The Board of Directors adopted an employee stock ownership plan for employees of HomeTrust Bancshares and HomeTrust Bank, which became effective upon completion of HomeTrust Bank’s mutual-to-stock conversion and HomeTrust Bancshares’s initial public stock offering.  Employees of HomeTrust Bancshares and HomeTrust Bank who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 21 are eligible to participate in the employee stock ownership plan  on the next following July 1 or January 1.

As part of HomeTrust Bank’s mutual-to-stock conversion and HomeTrust Bancshares’s initial public stock offering, the employee stock ownership plan borrowed funds from HomeTrust Bancshares for the purpose of acquiring common stock.  The employee stock ownership plan used these funds to purchase 1,058,000 shares of common stock, representing 5.0% of the shares of common stock outstanding after the offering.  This loan is equal to 100% of the aggregate purchase price of the common stock that was acquired by the employee stock ownership plan.  The loan to the employee stock ownership plan will be repaid primarily from contributions made by HomeTrust Bank to the employee stock ownership plan over a period of 20 years and from dividends on common stock held by the employee stock ownership plan.  Collateral for the loan is the common stock purchased by the employee stock ownership plan with the loan proceeds.  The interest rate for the loan is 2.30%, which is equal to the applicable federal long-term rate under the Internal Revenue Code determined as of the date of the loan, and such interest rate is expected to remain fixed over the term of the loan.  HomeTrust Bancshares or HomeTrust Bank may, in any plan year, make additional discretionary contributions for the benefit of plan participants.  These contributions may be made either in cash or in shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, or upon the issuance of additional shares by HomeTrust Bancshares.  The timing, amount and manner of future contributions to the employee stock ownership plan will be affected by various factors, including the terms of the employee stock ownership loan, prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

Shares purchased by the employee stock ownership plan with the proceeds of the loan will be held in a suspense account and released to participants’ accounts as debt service payments are made. Shares released from the employee stock ownership plan will be allocated to each eligible participant’s employee stock ownership plan account based on the ratio of each such participant’s eligible compensation to the total eligible compensation of all eligible employee stock ownership plan participants.  An employee is eligible for an employee stock ownership allocation if he is credited with 1,000 or more hours of service during the plan year, and either is actually employed on the last day of the plan year or terminates employment during the plan year on account of death, disability or attaining normal retirement age (age 59 1/2).  Forfeitures will be reallocated among remaining participating employees in the same manner as an employer contribution (or released common stock).  The account balances of participants within the employee stock ownership plan will become vested at a rate of 20% for each year of service, beginning with the second year of service, so that full vesting occurs after six years of service or upon attaining normal retirement age or upon termination of employment due to death or disability while actively employed.  Credit for eligibility and vesting is given for years of service prior to adoption of the employee stock ownership plan.  In the case of a “change in control,” as defined in the employee stock ownership plan, which triggers a termination of the employee stock ownership plan, participants immediately will become fully vested in their account balances.  Benefits are payable upon retirement or other separation from service (including death or disability), or upon termination of the plan.  HomeTrust Bancshares’ contributions to the employee stock ownership plan are not fixed and the value of the common stock cannot be determined in advance, so benefits payable under the employee stock ownership plan cannot be estimated.

Principal Trust Company currently serves as trustee of the employee stock ownership plan.  Under the employee stock ownership plan, the trustee must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of the participating employees, and unallocated shares generally will be voted in the same ratio on any matter as those allocated shares for which instructions are given.

Accounting principles generally accepted in the United States require that any third party borrowing by the employee stock ownership plan be reflected as a liability on HomeTrust Bancshares’ statement of financial condition.  Since the employee stock ownership plan is borrowing from HomeTrust Bancshares, such obligation is not treated as a liability, but will be excluded from stockholders’ equity.  If the employee stock ownership plan purchases newly issued shares from HomeTrust Bancshares, total stockholders’ equity would neither increase nor decrease, but per share stockholders’ equity and per share net income would decrease as the newly issued shares are allocated to the employee stock ownership plan participants.

The employee stock ownership plan is subject to the requirements of the Internal Revenue Code and ERISA, and the regulations and guidance of general applicability issued thereunder.

Compensation Committee Report

The Compensation Committee of the HomeTrust Bancshares Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained above with management and, based on such review and discussion, the Compensation Committee recommended to the HomeTrust Bancshares Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the following members of the Compensation Committee of the HomeTrust Bancshares Board of Directors:

Franklin V. Beam
Craig C. Koontz
Peggy C. Melville
Larry S. McDevitt
Robert E. Shepherd, Sr.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board of Directors during the fiscal year ended June 30, 2012 consisted of Directors McDevitt (Chairman), Beam, Koontz, Melville and Shepherd.  Ms. Melville is a former officer of HomeTrust Bank, having retired as Senior Vice President and Chief Administration Officer in 2008.  As discussed under “Transactions with Related Persons,” Mr. McDevitt is a principal of a law firm to which HomeTrust Bank made payments during the fiscal year ended June 30, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of HomeTrust Bancshares. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Because our common stock became registered under the Securities Exchange Act of 1934 subsequent to June 30, 2012, the Section 16(a) filing requirements were not applicable during the fiscal year ended June 30, 2012 to our officers, directors and any greater than 10% beneficial owners.

TRANSACTIONS WITH RELATED PERSONS

Review and Approval of Related Party Transactions.  The charter of the ACER Committee of the HomeTrust Bancshares Board of Directors provides that the committee is to review and approve all related party transactions (defined as transactions requiring disclosure under Item 404 of SEC Regulation S-K) on an ongoing basis.

Loans. HomeTrust Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to HomeTrust Bank prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

All loans to directors and executive officers and their related persons totaled approximately $726,325 at June 30, 2012, and were performing in accordance with their terms at that date.

Stan Allen. Director Stan Allen is employed by HomeTrust Bank as President of the Cherryville Federal Bank banking division.  For his services as an employee of HomeTrust Bank during fiscal 2012, Mr. Allen received a salary of $127,813, a bonus of $19,500, a payout for unused time off of $6,724, an employer contribution to his 401(k) plan account of $9,374, tax related reimbursements of $14,430, life insurance premiums paid on his behalf of $54 and reimbursement of long-term disability insurance premiums that he paid of $1,229.  Mr. Allen also received above market interest on amounts deferred under the EMCP of $2,926.  In addition, during fiscal 2012, Mr. Allen received a payout of his benefit under the Cherryville Federal Savings Bank Director Emeritus Plan of $44,026.  Mr. Allen participated in the HomeTrust Bank Director Emeritus Plan during fiscal 2012, but his participation terminated during fiscal 2012 in exchange for an additional benefit under the SERP that is identical to the benefit he would have been entitled to under the HomeTrust Bank Director Emeritus Plan.  Under his joinder agreement to the SERP, Mr. Allen’s supplemental retirement income benefit will be comprised of the following: (1) a 20-year annual benefit, payable monthly, of $84,500; and (2) a separate, additional 15-year retirement benefit, payable monthly, in the annual amount of $43,500.  The additional benefit was added subsequent to June 30, 2011 in exchange for the termination of his participation in the HomeTrust Bank Director Emeritus Plan as described above.  Mr. Allen first became a participant in the SERP during fiscal 2011.  The increase from June 30, 2011 to June 30, 2012 in the actuarial present value of his accumulated benefit under the SERP was $192,734, using a 5% discount rate and assuming that he will retire in 2014.

Sidney A. Biesecker. Director Sidney A. Biesecker is employed by HomeTrust Bank as President of the Industrial Federal Bank banking division.  For his services as an employee during fiscal 2012, Mr. Biesecker received a salary of $170,100, a bonus of $26,000, a payout for unused time off of $6,000, an employer contribution to his 401(k) plan account of $11,469, tax related reimbursements of $9,945, life insurance premiums paid on his behalf of $80 and reimbursement of long-term disability insurance premiums that he paid of $2,144.  Mr. Biesecker also received above market interest on amounts deferred under the Deferred Compensation Plan and the EMCP of $92 and $5,542, respectively.  In addition, Mr. Biesecker is a participant in the SERP.  Under his joinder agreement to the SERP, Mr. Biesecker’s supplemental retirement income benefit will be comprised of the following: (1) a 20-year annual benefit, payable monthly, of $150,000; and (2) a separate, additional 20-year retirement benefit, payable monthly, in the initial annual amount of $30,000 subject to an annual increase of 5% per year commencing with the second year of the payout period.  Mr. Biesecker first became a participant in the SERP during fiscal 2010.  Mr. Biesecker has an additional retirement benefit under a Supplemental Income Agreement that he originally entered into with Industrial Federal Bank in 1996, which HomeTrust Bank assumed in connection with its acquisition of Industrial Federal Bank in fiscal 2010.  The increase from June 30, 2011 to June 30, 2012 in the actuarial present value of his aggregate accumulated benefit under the SERP and the Supplemental Income Agreement was $356,593, using a 5% discount rate and assuming that he will retire in 2016.

William T. Flynt. Director William T. Flynt retired as an employee of HomeTrust Bank in 2007.  Mr. Flynt is a participant in the SERP.  Under his joinder agreement to the SERP, Mr. Flynt’s supplemental retirement income benefit is comprised of the following: (1) a 20-year annual benefit, payable monthly, of $133,200; and (2) a separate, additional 20-year retirement benefit, payable monthly, in the initial annual amount of $18,000 subject to an annual increase of 4% per year commencing with the second year of the payout period and continuing through the 15th year of the payout period.  The actuarial present value of Mr. Flynt’s accumulated benefit under the SERP decreased by $61,783 from June 30, 2011 to June 30, 2012.  During fiscal 2012, Mr. Flynt received a payout under the SERP of $133,200.  In addition, during fiscal 2012, Mr. Flynt received above-market interest on amounts deferred under the EMCP of $6,508.

Peggy C. Melville.  Director Peggy C. Melville retired as an employee of HomeTrust Bank in 2008.  Ms. Melville is a participant in the SERP.  Under her joinder agreement to the SERP, Ms. Melville’s supplemental retirement income benefit is comprised of a 20-year annual benefit, payable monthly, of $172,650.  During fiscal 2012, Ms. Melville received payments under the SERP totaling $172,650. The actuarial present value of Ms. Melville’s accumulated benefit under the SERP decreased by $69,072 from June 30, 2011 to June 30, 2012.  During fiscal 2012, Ms. Melville also received payments under HomeTrust Bank’s Management Capital Growth Recognition Plan of $75,219, which she earned while an employee of HomeTrust Bank.  In addition, during fiscal 2012, Ms. Melville received above-market interest of $10,253 on amounts earned while an employee that were deferred under the Deferred Compensation Plan and above-market interest of $9,681 on amounts deferred under the EMCP while an employee under the  EMCP.

Larry S. McDevitt.  Director Larry S. McDevitt is a principal of The Van Winkle Law Firm, which has represented HomeTrust Bank in connection with various matters.  During the fiscal year ended June 30, 2012, the fees paid by HomeTrust Bank to The Van Winkle Law Firm totaled $645,797.

REPORT OF THE AUDIT, COMPLIANCE AND ENTERPRISE RISK MANAGEMENT
COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The ACER Committee has reviewed and discussed the audited financial statements of HomeTrust Bank for the fiscal year ended June 30, 2012 with management.  The ACER Committee has discussed with Dixon Hughes Goodman LLP, HomeTrust Bank’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance.

The ACER Committee has also received the written disclosures and the letter from Dixon Hughes Goodman LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Dixon Hughes Goodman LLPs communications with the ACER Committee concerning independence as currently in effect and discussed with Dixon Hughes Goodman LLP their independence.

Based on the ACER Committee’s review and discussions noted above, the ACER Committee recommended to the HomeTrust Bancshares Inc. Board of Directors that HomeTrust Bank’s audited financial statements be included in HomeTrust Bancshares Inc.’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, for filing with the SEC.

The foregoing report is furnished by the following members of the ACER Committee of the HomeTrust Bancshares, Inc. Board of Directors.

Robert E. Shepherd, Sr. (Chairman)
Franklin V. Beam
Robert G. Dinsmore, Jr.
William T. Flynt
J. Steven Goforth
Craig C. Koontz
F.K. McFarland III
Peggy C. Melville

PROPOSAL II
APPROVAL OF THE OMNIBUS INCENTIVE PLAN

Purpose

The purpose of the HomeTrust Bancshares, Inc. 2013 Omnibus Incentive Plan is to promote the long-term growth and profitability of the Company, to provide plan participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide plan participants with incentives that are closely linked to the interests of the Company’s stockholders.

As noted below, if approved by the Company’s stockholders at the annual meeting, the Omnibus Incentive Plan would authorize up to 2,962,400 shares of common stock to be utilized for awards of stock options, stock appreciation rights and restricted stock awards (which may be in the form of shares of common stock or share units giving the participant the right to receive shares of common stock at a specified future date), with no more than 2,116,000 shares utilized for stock options and stock appreciation rights and no more than 846,400 shares utilized for restricted stock awards.  The 2,116,000 shares and 846,400 shares represent 10% and 4%, respectively, of the total number of shares issued by the Company in connection with the Bank’s mutual-to-stock conversion and the Company’s initial public offering, which were completed on July 10, 2012.

The principal features of the Omnibus Incentive Plan are discussed below.  The discussion is only a summary and is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

General

The Omnibus Incentive Plan provides for the grant of the following types of awards to directors, emeritus directors, officers, employees and advisory directors of the Company and its subsidiaries who are selected to receive awards (collectively referred to below as “participants”):

•
options to purchase shares of common stock, which may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (“incentive stock options”) or non-statutory options which do not satisfy the provisions of Section 422 of the Internal Revenue Code (“non-qualified stock options”) (incentive stock options and non-qualified stock options are together referred to as “stock options” or “options”);

•	stock appreciation rights;

•	restricted stock awards, which may be in the form of shares of common stock or share units giving the participant the right to receive shares of common stock at a specified future date; and

•	cash awards.

Subject to adjustments described below under “—Changes in Capitalization,” the number of shares of common stock available for awards under the Omnibus Incentive Plan is 2,962,400, with no more than 2,116,000 shares utilized for stock options and stock appreciation rights and no more than 846,400 shares utilized for restricted stock awards.  Shares will be considered issued only if actually issued upon the exercise of a stock option or stock appreciation right or in connection with a restricted stock award.  Any award subsequently forfeited, in whole or in part, will not be considered issued.  If any award terminates, expires or lapses for any reason, any shares subject to the award will again be available for future awards under the Omnibus Incentive Plan.  Shares used to pay the exercise price of a stock option and shares used to satisfy tax withholding obligations will not be available for future awards.  To the extent shares are delivered pursuant to the exercise of a stock option or stock appreciation right, the number of underlying shares as to which the exercise related will count against the number of shares available for future awards, as opposed to only counting the shares actually issued.

Under the Omnibus Incentive Plan, during any calendar year, the maximum aggregate number of shares with respect to which stock options and stock appreciation rights may be granted to any one individual is 529,000, and the maximum aggregate number of shares with respect to which restricted stock awards may be granted to any one individual is 211,600, in each case subject to adjustments described below under “—Changes in Capitalization.”  During any calendar year, no participant may be granted cash awards in the aggregate in excess of $2,000,000.

Because the Company is seeking stockholder approval of the Omnibus Incentive Plan within one year following the completion of the Bank’s mutual-to-stock conversion, the regulations of the Office of the Comptroller of the Currency require the Omnibus Incentive Plan to contain the following additional restrictions:

•	no participant may receive options and stock appreciation rights with respect to more than 529,000 shares;

•	no Participant may receive restricted stock awards with respect to more than 211,600 shares;

•
no director, director emeritus or advisory director who is not also an employee of the Company or its affiliates may receive options and stock appreciation rights with respect to more than 105,800 shares, and all such directors, directors emeritus and advisory directors as a group may not receive options and stock appreciation rights with respect to more than 634,800 shares;

•
no award other than a cash award may vest beginning earlier than one year from the effective date of the Omnibus Incentive Plan (the effective date will be January 17, 2013 if the Omnibus Incentive Plan is approved by stockholders at the annual meeting), and all awards other than cash awards must vest in annual installments of not more than 20% of the total award; and

•
executive officers and directors must exercise or forfeit their stock options if the Bank becomes critically undercapitalized, is subject to appropriate Federal banking agency enforcement action or receives a capital directive.

As noted above, a participant may be a director, emeritus director, officer, employee or advisory director of the Company or any of its subsidiaries.  The total number of such individuals is currently approximately 374.

Administration of the Omnibus Incentive Plan

The Omnibus Incentive Plan will be administered by a committee (referred to below as the “Plan Committee”) of two or more members of the Company’s Board of Directors, each of whom qualifies as (i) an “outside director,” within the meaning of Section 162(m) of the Internal Revenue Code, (ii) a “Non-Employee Director,” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) an “independent director” under the NASDAQ Marketplace Rules.  Plan Committee members will serve at the discretion of the Company’s Board of Directors and may be removed by the Board at any time. The Compensation Committee of the Company’s Board of Directors has been designated by the Board to serve as the Plan Committee if the Omnibus Incentive Plan is approved by stockholders at the annual meeting.

The Plan Committee will have the authority to:

•
select participants and grant awards, determine the number of shares subject to awards other than cash awards to be granted, the amount of cash to be subject to cash awards and establish the terms and conditions of awards;

•	interpret the Omnibus Incentive Plan and determine all questions that may arise under the Omnibus Incentive Plan as to eligibility for participation;

•	with the consent of the participant, to the extent deemed necessary by the Plan Committee, modify the terms of any outstanding award or accelerate or defer the vesting date of the award;

•	adopt rules and regulations and prescribe forms for the operation and administration of the Omnibus Incentive Plan; and

•	take any other action not inconsistent with the provisions of the Omnibus Incentive Plan that the Plan Committee may deem necessary or appropriate.

General Terms of Awards

Stock Options.  Stock options may be granted to participants at any time and from time to time by the Plan Committee.  Each option grant will be evidenced by an award agreement that specifies the exercise price, the exercise period, the number of shares to which the option pertains, the vesting schedule, and such other provisions as the Plan Committee determines. In addition, the award agreement will specify whether the option is intended to be an incentive stock option (which may only be granted to employees) or a non-qualified stock option.  The exercise price must not be less than the fair market value of a share of the Company’s common stock on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than 10% of the outstanding shares of the Company’s common stock must not be less than 110% of the fair market value of a share of the Company’s common stock on the date of grant.  The fair market value is the closing sale price of the Company’s common stock on the NASDAQ Stock Market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date.  The exercise period of a non-qualified stock option may not exceed 15 years from the grant date and the exercise period of an incentive stock option may not exceed ten years from the grant date, provided that the exercise period of an incentive stock option granted to a holder of more than 10% of the outstanding shares of the Company’s common stock may not exceed five years from the grant date.

A participant will be permitted to pay the exercise price of his or her option in cash, or, if and to the extent permitted by the Plan Committee, by delivering shares of the Company’s common stock that he or she already owns having an aggregate fair market value equal to the aggregate exercise price, by the Company withholding shares otherwise issuable upon the exercise having an aggregate fair market value on the date the option is exercised equal to the aggregate exercise price to be paid or by a combination of the foregoing methods. The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.  The minimum number of shares which may be acquired upon exercise at any time is 100 or, if less, the total number of shares as to which the option has not yet been exercised.

The termination of a participant’s service with the Company will affect his or her ability to exercise options granted under the Omnibus Incentive Plan.  “Service” is defined in the Omnibus Incentive Plan to mean, unless the Plan Committee provides otherwise in the award agreement, service in any capacity as a director, emeritus director, officer, employee or advisory director of the Company or any subsidiary.  Upon termination of service of a participant other than for cause or due to death, disability or a change in control, unless otherwise determined by the Plan Committee and specified in the award agreement, all outstanding unvested options granted to the participant will be forfeited and all outstanding vested options granted to the participant will remain exercisable for three months (one year, if the participant’s termination is due to retirement, defined as termination of employment after attainment of age 59 ½ other than for cause) following the termination date, but in no event beyond the expiration date of the option.  Upon termination of service of a participant due to death or disability, unless otherwise determined by the Plan Committee and specified in the award agreement, all outstanding unvested options granted to the participant will vest in full, and all outstanding options granted to the participant (regardless of whether previously vested or unvested) will remain exercisable for one year following the termination, but in no event beyond the expiration date of the option.  Upon termination of service of a participant for cause, all outstanding vested and unvested options granted to the participant will immediately be forfeited.

Stock Appreciation Rights.  Stock appreciation rights may be granted to participants at any time and from time to time as determined by the Plan Committee.  Each stock appreciation right will be evidenced by an award agreement that specifies the terms of the award, including the number of shares subject to the award, vesting conditions, exercise price (which must be equal to at least 100% of the fair market value of a share of the Company’s common stock on the date of grant) and the exercise period (which may not exceed 15 years). A stock appreciation right may be granted in tandem with a stock option or be granted independently of any option. In the case of a stock appreciation right that is granted in tandem with a stock option, the exercise of one award will reduce, on a one-to-one basis, the number of shares covered by the other award.  The plan provisions on the vesting and exercising of stock appreciation rights after termination of service are essentially the same as those applicable to stock options.

The exercise of a stock appreciation right will entitle its holder to receive an amount of cash or shares of the Company’s common stock having a value equal to (1) the difference between the fair market value of a share of the Company’s common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares with respect to which the stock appreciation right is exercised.   The minimum number of shares as to which a stock appreciation right may be exercised is 100 or, if less, the total number of shares as to which the stock appreciation right has not yet been exercised.

Restricted Stock Awards. Restricted stock awards may be granted to participants at any time and from time to time as determined by the Plan Committee.  Restricted stock awards may be in the form of shares of the Company’s common stock that are subject to forfeiture and limits on transfer until the shares vest or in the form of restricted stock units, which are rights to receive shares of the Company’s common stock at a specified future date that are subject to forfeiture and limits on transfer until the units vest.  Each restricted stock award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares or units covered by the award, the amount (if any) that the participant must pay to the Company in consideration for the issuance of such shares or units, the vesting conditions, including whether the award is subject to vesting based in part upon the achievement of performance goals (which may, but need not, include performance goals intended to qualify the award as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (see "-Qualified Performance-Based Compensation")), and, in the case of restricted stock units, the circumstances pursuant to which the units will be converted to shares of stock.

During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a stockholder, including the right to vote and the right to receive dividends paid with respect to those shares.  A holder of restricted stock units will not have voting rights with respect to the underlying shares until those shares are issued but, unless otherwise provided in the applicable award agreement, will have the right to receive dividend equivalents in the case of any dividends paid on the Company’s common stock.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

Unless otherwise determined by the Plan Committee and specified in the award agreement: (i) if a participant terminates service with the Company for any reason other than death, disability or a change in control, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will be forfeited; and (ii) if a participant terminates service with the Company due to death or disability, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will vest in full.

Prohibition on Repricing of Stock Options and Stock Appreciation Rights

Other than as described under “—Changes in Capitalization,” neither the Company’s Board of Directors nor the Plan Committee may amend or modify the exercise price of a stock option or stock appreciation right, or cancel the stock option or stock appreciation right at a time when the exercise price is greater than the fair market value of the Company’s common stock in exchange for another award.

Transferability of Awards

A stock option, stock appreciation right or restricted stock award may be transferred upon the death of the participant to whom it is awarded, by will or the laws of inheritance.  A stock option, stock appreciation right or restricted stock award may be transferred during the lifetime of the participant to whom it is awarded only pursuant to a domestic relations order, provided that the participant may apply to the Plan Committee for approval to transfer to a family member all or any portion of an unexercised non-qualified stock option or a stock appreciation right or all or any portion of an unvested restricted stock award.

Cash Awards

The Plan Committee also may grant cash awards to any participant. The Plan Committee will determine the terms and conditions of cash awards, including, without limitation, any performance criteria which must be satisfied

(which may, but need not, include performance goals intended to qualify the award as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as discussed under “Qualified Performance-Based Compensation”).

Qualified Performance-Based Compensation

Section 162(m) of the Internal Revenue Code generally disallows federal income tax deductions for compensation in excess of $1 million per year paid to each of the Company’s Chief Executive Officer and its three most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer.  Compensation that qualifies as “performance-based compensation” under Section 162(m) generally is not subject to the $1 million deduction limit. Stock options and stock appreciation rights generally automatically qualify as “performance based compensation,” provided that certain grant procedures are followed and that, like the Omnibus Incentive Plan, the plan places limits on the number of stock options and stock appreciation rights that can be granted to an individual during a specified time period (see annual limits on awards to individuals under “—General”).  In addition to the limitations on awards to individuals and satisfying grant procedure requirements, one of the conditions necessary to qualify awards other than stock options and stock appreciation rights as “performance-based compensation” (to the extent the particular award is intended to so qualify) is that the award be subject to one or more pre-established performance goals and that the material criteria relating to such performance goals be disclosed to, and approved by, stockholders before the incentive compensation is paid.

For any awards under the Omnibus Incentive Plan, other than stock options and stock appreciation rights, that are intended to meet the definition of “performance-based compensation” the Plan Committee will subject the vesting and payability of the award to the achievement of one or more pre-established performance goals (referred to as “qualifying performance goals”) based upon one or more of the following performance criteria (referred to as “qualifying performance measures”): earnings and earnings per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); net income and net income per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); pre-tax, pre-provision earnings and pre-tax, pre-provision earnings per share; core pre-tax, pre-provision earnings and core pre-tax, pre-provision earnings per share; pre-tax, pre-provision earnings or core pre-tax, pre-provision earnings to risk-weighted assets; revenues; profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures, in total or with respect to specific categories or business units); operating or cash earnings and operating or cash earnings per share; cash (cash flow, cash generation or other cash measures); return measures (including, but not limited to, total stockholder return, return on average assets, return on average stockholders’ equity, return on investment and cash return on tangible equity); net interest income; net interest income on a tax equivalent basis; net interest margin; net interest margin on a tax equivalent basis; net non-interest expense to average assets; interest-sensitivity gap levels; expense targets, efficiency ratio or other expense measures; assets under management; levels of assets, loans (in total or with respect to specific categories of loans) and/or deposits (in total or with respect to specific categories of deposit accounts, and with respect to number of account relationships or account balance amounts); market share; growth in target market relationships; investments; value of assets; asset quality levels; charge-offs; loan-loss reserves; non-performing assets; business expansion or consolidation (acquisitions and divestitures); strategic plan development and implementation; internal rate of return; share price; regulatory compliance; satisfactory internal or external audits; book value and book value per share; tangible stockholders’ equity and tangible book value per share; tangible common equity and tangible common equity per share; tangible common equity to tangible assets; tangible common equity to risk-weighted assets; improvement of financial ratings; and achievement of balance sheet or income statement objectives, or other financial accounting or quantitative objectives established by the Plan Committee.

Any qualifying performance measure(s) may be used to measure the performance of the Company as a whole or any subsidiary or business unit of the Company or any combination of both. Performance may be measured in absolute terms and/or relative to the performance of a group of other companies or a published or special index that the Plan Committee, in its sole discretion, deems appropriate. In the agreement evidencing the award, the Plan Committee may provide for accelerated vesting of any award based on the achievement of qualifying performance goal(s), subject, in the case of restricted stock awards, to the minimum time-based vesting conditions required by the regulations of the Office of the Comptroller of the Currency.

The Plan Committee may provide in the agreement evidencing an award that any evaluation of attainment of a qualifying performance goal may include or exclude the effects of any of the following events that occurs during the relevant period: (i) extraordinary, unusual and/or non-recurring items of gain or loss; (ii) asset write-downs; (iii) litigation or claim judgments or settlements; (iv) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (v) any reorganization and restructuring programs; and (vi) acquisitions or divestitures.

In the event that applicable tax and/or securities laws change to permit Plan Committee discretion to alter the governing qualifying performance measures without obtaining stockholder approval, the Plan Committee has sole discretion under the Omnibus Incentive Plan to make such changes without obtaining stockholder approval. The Plan Committee may, in its discretion, also grant performance-based awards under the Omnibus Incentive Plan that are not intended to satisfy, and do not satisfy, the requirements of “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

Changes in Capitalization

In the event of any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, that affects the shares of the Company’s common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of rights, then the Plan Committee must, in such manner as it may deem equitable, adjust the number of shares as to which future awards may be made under the Omnibus Incentive Plan and the number of shares subject to and exercise prices of outstanding awards.

Change in Control

Unless provided otherwise in the terms of the applicable award agreement, upon the occurrence of a change in control of the Company, all outstanding unvested stock options, stock appreciation rights and restricted stock awards granted under the Omnibus Incentive Plan will vest in full.  The term “change in control” is defined in the Omnibus Incentive Plan as the occurrence of any of the following events: (i) any third person or group becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors may be cast (other than a tax-qualified plan of the Company or any affiliate); (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the individuals who were members of the Company’s Board of Directors on the date of adoption of the Omnibus Incentive Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date of adoption of the Omnibus Incentive Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the nominating committee serving under an Incumbent Board, will be considered a member of the Incumbent Board; or (iii) a tender offer or exchange offer for 25% or more of the total outstanding shares of the Company’s common stock is completed (other than such an offer by the Company).  Notwithstanding the foregoing, with respect to any award that is subject to Section 409A of the Internal Revenue Code and for which payment with respect to the award is determined solely by reference to whether a change in control has occurred, the term “change in control” means (for purposes of determining whether a payment is due) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Section 409A of the Internal Revenue Code.

Duration and Modification of the Omnibus Incentive Plan

The Omnibus Incentive Plan will remain in effect for a term of 15 years, after which no further awards may be made. The Company’s Board of Directors may at any time suspend or terminate or amend or revise the Omnibus Incentive Plan in whole or in part, except, in the case of an amendment or revision, to the extent stockholder approval is required under the Internal Revenue Code or the rules of any stock exchange or automated quotation system on which the Company’s common stock may then be listed or traded or on which the Company seeks to list or trade its common stock.  To the extent the regulations of the Office of the Comptroller of the Currency are

changed subsequent to the effective date of the Omnibus Incentive Plan, the Company’s Board of Directors will have the right, but not the obligation, to amend or revise the Omnibus Incentive Plan without stockholder approval to conform to the revised regulations.

Federal Income Tax Consequences

The following discussion is intended for the information of stockholders considering how to vote on approval of the Omnibus Incentive Plan, and not as tax guidance to plan participants. Under current federal income tax laws, awards of stock options, stock appreciation rights, restricted stock and restricted stock units will generally have the following federal income tax consequences:

(1)	The grant of a stock option will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant.

(2)
If the participant exercises an incentive stock option, the exercise of the option will generally not, by itself, result in the recognition of taxable income by the participant or entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the shares of common stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the participant’s alternative minimum tax.

If the participant does not hold the shares of common stock acquired upon exercise of an incentive stock option for at least one year after the exercise of the stock option or two years after the grant of the stock option, whichever is later, the participant will recognize ordinary (compensation) income upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the stock option. If this happens, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the participant recognizes. The participant also will recognize a capital gain (loss) to the extent the sale price exceeds (is less than) the fair market value of the shares of common stock on the date of exercise of the stock option. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.

If the participant holds the shares of common stock acquired upon exercise of an incentive stock option for one year after the stock option is exercised and two years after the option is granted, the participant will recognize a capital gain (loss) upon disposition of the shares to the extent the sale price exceeds (is less than) the exercise price. This capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option. The Company will not be entitled to a corresponding deduction for any such capital gain.

(3)
If the participant exercises a non-qualified stock option, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of common stock acquired pursuant to the exercise and the exercise price of the non-qualified stock option. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of the non-qualified stock option. When the participant sells the shares acquired upon exercise of a non-qualified stock option, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise to the date of sale. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.

(4)
The grant of a stock appreciation right will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. If the participant exercises a stock appreciation right, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of common stock underlying the stock appreciation right being exercised and the exercise price of the stock appreciation right.  The Company will be entitled to a corresponding tax deduction. To the extent the stock appreciation right is settled in shares of common stock, when the participant sells the shares, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock appreciation right and long-term if the participant does hold the shares for more than one year after the exercise of the stock appreciation right.

(5)
The grant of shares of restricted stock will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Holders of shares of restricted stock will recognize ordinary (compensation) income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted stock may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the fair market value of the shares of restricted stock on the date of grant.  The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. When the participant disposes of shares granted as restricted stock, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The holding period begins when the shares of restricted stock vest, unless a Section 83(b) election is made, in which case the holding period begins upon the restricted stock grant date.  The Company will not be entitled to a corresponding deduction for any such capital gain. Holders of shares of restricted stock also will recognize ordinary income equal to any dividend when such payments are received, even if the restricted stock remains subject to a substantial risk of forfeiture.

(6)
The grant of restricted stock units will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Upon issuance of the underlying shares, the participant will generally recognize ordinary (compensation) income in the amount of the fair market value of the shares issued to the participant. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant. When the participant disposes of any shares of common stock issued upon settlement of the restricted stock units, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income with respect to the shares will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The Company will not be entitled to a corresponding deduction for any such capital gain.

Proposed Awards under the Omnibus Incentive Plan

No awards have been proposed under the Omnibus Incentive Plan as of the date of this proxy statement.

Board Recommendation

The Company’s Board of Directors unanimously recommends that stockholders vote FOR approval of the Omnibus Incentive Plan.

PROPOSAL III

APPROVAL OF THE TAX BENEFITS PRESERVATION PLAN

On September 25, 2012, the Company’s Board of Directors adopted the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan, dated as of September 25, 2012, between the Company and Registrar and Transfer Company, as rights agent, in order to preserve valuable tax benefits of the Company that otherwise might become unavailable due to events beyond the Company’s control.  The Tax Benefits Preservation Plan is currently in effect but will expire if it is not approved by the Company’s stockholders prior to September 25, 2013.

Background and Reasons for the Proposal

The purpose of the Tax Benefits Preservation Plan is to protect our substantial tax assets.  As of September 30, 2012 we had approximately $43.7 million of federal operating losses (“NOLs”).  Our ability to use our NOLs and other pre-ownership change losses (collectively, “Pre-Change Losses”) to offset future taxable income will be limited if we experience an “ownership change” as defined in Section 382 of the Internal Revenue Code.  In general, an ownership change occurs if, among other things, the stockholders (or specified groups of stockholders) who own or have owned, directly or indirectly, 5% or more of a corporation’s common stock or are otherwise treated as 5% stockholders under Section 382 and U.S. Treasury regulations promulgated thereunder increase their aggregate percentage ownership of that corporation’s stock by more than 50 percentage points over the lowest percentage of the stock owned by these stockholders over a rolling three-year period.  If we experience an ownership change our Pre-Change Losses will be subject to an annual limitation on their use, which is generally equal to the fair market value of our outstanding stock immediately before the ownership change multiplied by the long-term tax-exempt rate, which was 2.87% for ownership changes occurring in November 2012.  Depending on the size of the annual limitation (which is in part a function of our market capitalization at the time of the ownership change) and the remaining carryforward period for our Pre-Change Losses (U.S. federal net operating losses generally may be carried forward for a period of 20 years), we could realize a permanent loss of some or all of our Pre-Change Losses, which could have a material adverse effect on our results of operations and financial condition.

Our Board of Directors adopted the Tax Benefits Preservation Plan to reduce the likelihood that we will experience an ownership change.  In general terms, the Tax Benefits Preservation Plan discourages (1) any person or group from becoming a beneficial owner of 4.99% or more of the Company’s then-outstanding shares of common stock and (2) any existing 4.99% or greater stockholder from acquiring additional shares of Company common stock.  While adoption of the Tax Benefits Preservation Plan should reduce the likelihood that future transactions in our stock will result in an ownership change under Section 382, there can be no assurance that the Tax Benefits Preservation Plan will be effective to deter a stockholder from increasing its ownership interests beyond the limits set by the Tax Benefits Preservation Plan or that an ownership change will not occur in the future

Description of the Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the full text of the Tax Benefits Preservation Plan, a copy of which is attached to this proxy statement as Appendix B.  You should read the Tax Benefits Preservation Plan in its entirety.

Rights.  On September 25, 2012, in connection with the adoption of the Tax Benefits Preservation Plan, the Company’s Board of Directors declared a dividend of one preferred share purchase right (a “Right”) in respect of each share of the Company’s common stock outstanding at the close of business on October 9, 2012 (the “Rights Record Date”) and to become outstanding between the Rights Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined below).  Each Right represents the right to purchase, upon the terms and subject to the conditions set forth in the Tax Benefits Preservation Plan, 1/1,000th of a share of the Company’s Junior Participating Preferred Stock, Series A (“Series A Preferred Stock”), for $16.14 (the “Purchase Price”), subject to adjustment as provided in the Tax Benefits Preservation Plan.  The Series A Preferred Stock is designed so that each 1/1,000th of a share of Series A Preferred Stock has economic and voting terms similar to those of one share of the Company’s common stock.

Distribution Date.  Initially, the Rights will be attached to all shares of Company common stock then outstanding, and no separate Right certificates will be distributed.  On or after the Distribution Date, the Rights will separate from the shares of common stock and become exercisable.

The “Distribution Date” will occur on the earlier of (i) the close of business on the tenth business day after a Shares Acquisition Date (as defined below) and (ii) the close of business on the tenth business day (or such later day as may be designated prior to a Shares Acquisition Date by the Company’s Board of Directors) after the date of the commencement of a tender or exchange offer by any person if, upon consummation of the offer, such person would or could be an Acquiring Person (as defined below).

A “Shares Acquisition Date” is the date of the first public announcement by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

An “Acquiring Person” means any person who or which, together with its affiliates, beneficially owns 4.99% or more of the Company’s common stock (or any other securities of the Company then outstanding that would be treated as “stock” under Section 382 of the Internal Revenue Code), other than (i) the U.S. Government; (ii) the Company or any subsidiary or employee benefit plan or compensation arrangement of the Company; (iii) any person or entity who or which, together with its affiliates, was on the Rights Record Date, the beneficial owner of 4.99% or more of the Company’s common stock, unless that person or entity subsequently increases their beneficial ownership percentage (other than as a result of any stock dividend, stock split or similar transaction or stock repurchase by the Company); (iv) any person or entity who or which the Company’s Board of Directors determines, in its sole discretion, has inadvertently become a 4.99% or greater stockholder so long as such person or entity promptly divests sufficient shares to no longer be a 4.99% or greater stockholder; (v) any person or entity who or which has become the beneficial owner of 4.99% or more of the Company’s common stock as a result of an acquisition of shares of common stock by the Company which, by reducing the number of shares outstanding, increased the proportionate number of shares beneficially owned by that person or entity, provided that the person or entity does not acquire any additional shares other than as a result of any stock dividend, stock split or similar transaction; and (vi) any person or entity who or which has become a 4.99% or greater stockholder if the Company’s Board of Directors in good faith determines that the attainment of such status has not jeopardized or endangered the Company’s utilization of the Tax Benefits.

Flip-In.  From and after a Shares Acquisition Date, (i) Rights owned by the Acquiring Person and its affiliates and certain of their transferees will automatically be void; and (ii) each other Right will automatically become a Right to buy, for the Purchase Price, in lieu of Series A Preferred Stock, that number of shares of the Company’s common stock equal to (a) the Purchase Price multiplied by the number of 1/1000ths of a share of Series A Preferred Stock for which the Right is then exercisable divided by (b) 50% of the then-current per share market price of the Company’s common stock.

Exchange.   At any time after a Shares Acquisition Date, the Company’s Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights for shares of common stock at an exchange ratio of one share of common stock per Right, subject to adjustments and limitations described in the Tax Benefits Preservation Plan.  The Board may enter into a trust agreement pursuant to which the Company would deposit into a trust shares of common stock that would be distributable to stockholders (excluding the Acquiring Person and its affiliates) in the event the exchange is implemented.  This feature is intended to facilitate a more orderly distribution of shares of common stock in the event that a Shares Acquisition Date occurs.

Redemption.  At any time prior to the Distribution Date, the Company’s Board of Directors may, at its option, redeem all, but not fewer than all, of the then outstanding Rights at a redemption price of $0.0001 per Right.

Amendments. The Company may from time to time before the Distribution Date supplement or amend the Tax Benefits Preservation Plan without the approval of any holders of Rights.

After the Distribution Date, the Tax Benefits Preservation Plan may not be amended in any manner that would adversely affect the interests of the holders of Rights.

Expiration. The Rights will expire on the earliest of (i) September 25, 2015, (ii) the time at which all Rights have been redeemed by the Company, (iii) the time at which all Rights have been exchanged by the Company, (iv) such time as the Company’s Board of Directors determines, in its sole discretion, that the Rights and the Plan are no longer necessary for the preservation of existence of the Tax Benefits, (v) a date prior to a Shares Acquisition Date on which the Board determines, in its sole discretion, that the Rights and the Plan are no longer in the best interests of the Company and its stockholders and (vi) the close of business on September 25, 2013, unless the Plan is approved by the Company’s stockholders at a meeting of stockholders duly held prior to such date.

Additional Considerations

Continued Risk of Ownership Change.  The Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change by discouraging persons from acquiring 4.99% or more of the outstanding shares of the Company’s common stock.  It does not place an absolute bar on the attainment of such an ownership interest, however, and we cannot assure you that it will prevent the occurrence of an ownership change.

Potential Effects on Liquidity. The Tax Benefits Preservation Plan restricts a stockholder’s ability to acquire, directly or indirectly, additional shares of the Company’s common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of shares of common stock may be limited by reducing the class of potential acquirers for such shares.

Possible IRS Challenge of Amount of Tax Benefits.  The Internal Revenue Service (the “IRS”) has not audited or otherwise validated the amount of our tax benefits. The IRS could challenge the amount of our tax benefits, which could limit our ability to use our tax benefits to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate our tax benefits even if the Tax Benefits Preservation Plan remains in place.

Anti-Takeover Impact. Unlike traditional stockholder rights plans (commonly referred to as “poison pills”), which are designed and put in place to deter unsolicited takeovers bids, the Tax Benefits Preservation Plan is designed solely to protect our tax benefits by discouraging actions that could increase the likelihood of a loss of those benefits.  The Tax Benefits Preservation Plan could have an anti-takeover effect, however, because it will restrict the ability of a person, entity or group to accumulate 4.99% or more of our common stock, and the ability of persons, entities or groups owning 4.99% or more of our common stock prior to the adoption of the Tax Benefits Preservation Plan, from acquiring additional shares of our common stock without the approval of our Board of Directors.  The Tax Benefits Preservation Plan also could have an anti-takeover effect because an Acquiring Person’s ownership may be diluted substantially upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our stock. We are not presently aware of any potential takeover transaction.

The Company’s Board of Directors believes any potential negative aspects of the Tax Benefits Preservation Plan are substantially outweighed by the benefits of the Tax Benefits Preservation Plan.  While the existence of the Tax Benefits Preservation Plan does not guarantee that we will not experience an ownership change under Section 382 of the Internal Revenue Code, the Board believes that the Tax Benefits Preservation Plan will reduce the likelihood of an ownership change.

Board Recommendation

The Company’s Board of Directors unanimously recommends that stockholders vote FOR approval of the Tax Benefits Preservation Plan.

PROPOSAL IV

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The ACER Committee of the Company’s Board of Directors has renewed the Company’s arrangement for Dixon Hughes Goodman LLP to be the Company’s independent auditors for the fiscal year ending June 30, 2013, subject to the ratification of that appointment by the Company’s stockholders at the annual meeting.  A representative of Dixon Hughes Goodman LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

During the fiscal years ended June 30, 2012 and 2011, Dixon Hughes Goodman LLP provided various audit, audit related and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

(a)
Audit Fees: Aggregate fees billed for professional services rendered during both fiscal years for the audit of HomeTrust Bank’s annual financial statements and statutory internal control attestation and, in fiscal 2012 only, reviews of interim financial statements included in HomeTrust Bancshares’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and in the Form S-1 Registration Statement for HomeTrust Bancshares’ initial public offering: $162,111 – fiscal 2012; $129,329 – fiscal 2011.

(b)
Audit Related Fees: Aggregate fees billed for professional services rendered during both fiscal years for the audit of HomeTrust Bank’s 401(k) plan and, in fiscal 2012 only, review and assistance in connection with the filing of HomeTrust Bancshares’ Form S-1 Registration Statement for its initial public offering, consents for such registration statement, comfort letter in connection with the initial public offering, and opinion issued in connection with regulatory application for HomeTrust Bank’s mutual-to-stock conversion:  $194,656 – fiscal 2012; $14,250 – fiscal 2011.

(c)
Tax Fees: Aggregate fees billed for professional services rendered during both fiscal years related to tax compliance and tax return preparation and, in fiscal 2012 only, issuance of opinion on state tax consequences of HomeTrust Bank’s mutual-to-stock conversion: $24,475 – fiscal 2012; $21,775 – fiscal 2011.

(d)	All other fees: None.

The ACER Committee pre-approves all audit and permissible non-audit services to be provided by Dixon Hughes Goodman LLP and the estimated fees for these services.

The Company’s Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s next annual meeting of stockholders, any stockholder proposal to take action at the meeting must be received at the Company’s executive office at 10 Woodfin Street, Asheville, North Carolina no later than June 17, 2013.  All stockholder proposals submitted for inclusion in the Company’s proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s charter and bylaws.

In addition to the deadline and other requirements referred to above for submitting a stockholder proposal to be included in the Company’s proxy materials for its next annual meeting of stockholders, the Company’s bylaws require a separate notification to be made in order for a stockholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in the Company’s proxy materials for the meeting.  In order to be eligible for presentation at the Company’s next annual meeting of stockholders, written notice of a stockholder proposal containing the information specified in Article I, Section 6 of the Company’s bylaws must be received by the Secretary of the Company not earlier than the close of business on the later of the 90th day before the date of the next annual meeting or the tenth day following the first to occur of the day on which notice of the date of the next annual meeting is mailed or otherwise transmitted or the day on which public announcement of the date of the next annual meeting is first made by the Company.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

ADDITIONAL INFORMATION

    The Company will pay the costs of soliciting proxies.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation. The Company also has retained Regan & Associates, Inc. to assist in soliciting proxies and has agreed to pay Regan & Associates, Inc. a fee for those services not to exceed $12,000, including out-of-pocket expenses.

APPENDIX A

HOMETRUST BANCSHARES, INC.

2013 OMNIBUS INCENTIVE PLAN

A-ii

A-iii

HomeTrust Bancshares, Inc.
2013 Omnibus Incentive Plan

ARTICLE I
PURPOSE

Section 1.1General Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth and profitability of HomeTrust Bancshares, Inc., to provide Plan Participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide Plan Participants with incentives that are closely linked to the interests of all stockholders of HomeTrust Bancshares, Inc.  The Plan is not intended to expose the Company to imprudent risks.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Cash Award or any other benefit under this Plan.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, to have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are exercisable or to receive any cash paid out under a Cash Award to such Participant where such payout is made, following the Participant’s death.

Board means the Board of Directors of HomeTrust Bancshares, Inc. and any successor thereto.

Cash Award means an Award pursuant to Article VIII.

Change in Control means any of the following events:

(a)         any third Person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of Shares with respect to which 25% or more of the total number of votes that may be cast for the election of the Board (other than a tax-qualified plan of the Company or its Affiliate);

(b)         as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election(s), or combination of the foregoing, the individuals who were members of the Board of Directors on the date of adoption of this Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or

(c)         a tender offer or exchange offer for 25% or more of the total outstanding Shares is completed (other than such an offer by the Company).

Notwithstanding the foregoing, with respect to any Award that is subject to Section 409A and for which payment with respect to the Award is determined solely by reference to whether a Change in Control has occurred, the term “Change in Control” shall mean (for purposes of determining whether a payment is due) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Section 409A.

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means HomeTrust Bancshares, Inc., a Maryland corporation, and any successor thereto.

Disability means a total and permanent disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

Effective Date means the date on which the Plan is approved by the stockholders of HomeTrust Bancshares, Inc.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

Fair Market Value means, with respect to a Share on a specified date:

(a)         If the Shares are listed on any U.S. national securities exchange registered under the Securities Exchange Act of 1934 (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)         If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)         In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

OCC means the Office of the Comptroller of the Currency and any successor federal agency.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any director, emeritus director, officer, employee or advisory director of the Company or any Affiliate who is selected by the Committee to receive an Award.  For all purposes of the Plan, an “emeritus director” shall include, but not be limited to, any Person who has become an “Emeritus Director” pursuant to the HomeTrust Bank Director Emeritus Plan.

Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means the HomeTrust Bancshares, Inc. 2013 Omnibus Incentive Plan, as amended from time to time.

Qualified Performance-Based Compensation means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more Qualifying Performance Goals under circumstances that satisfy Section 162(m) of the Code.

Qualifying Performance Goal means a performance criterion selected by the Committee for a given Award based on one or more Qualifying Performance Measures.

Qualifying Performance Measures means measures as described in Article IX on which Qualifying Performance Goals may be based.

Restricted Stock Award means an award of Shares or Share Units pursuant to Article VII.

Retirement means the termination of a Participant’s employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained age 59½.

Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, emeritus director, officer, employee or advisory director of the Company or any Affiliate.

Share means a share of common stock, par value $.01 per share, of HomeTrust Bancshares, Inc.

Share Unit means the right to receive a Share at a specified future date.

Stock Appreciation Right means the right to receive a payment in Shares or cash measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.

Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.

ARTICLE III
AVAILABLE SHARES

Section 3.1Shares Available Under the Plan.

Subject to adjustment under Article XI, the aggregate number of Shares representing Awards shall not exceed 2,962,400 Shares.  Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.

Section 3.2Shares Available for Options and Stock Appreciation Rights.

Subject to adjustment under Article XI, the maximum aggregate number of Shares with respect to which Options and Stock Appreciation Rights may be granted under the Plan shall be 2,116,000 Shares, and, subject to the restrictions set forth in Section 3.5, the maximum aggregate number of Shares with respect to which Options and Stock Appreciation Rights may be granted under the Plan to any one individual in any calendar year shall be 529,000 Shares.  The maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 2,116,000 Shares.

Section 3.3Shares Available for Restricted Stock Awards.

Subject to adjustment under Article XI, the maximum aggregate number of Shares with respect to which Restricted Stock Awards may be granted under the Plan shall be 846,400 Shares and, subject to the restrictions set forth in Section 3.5, the maximum aggregate number of Shares with respect to which Restricted Stock Awards may be granted under the Plan to any one individual in any calendar year shall be 211,600 Shares.

Section 3.4Maximum Cash Awards.

During any calendar year, no Participant may be granted Cash Awards in the aggregate in excess of $2,000,000.

Section 3.5Additional OCC Restrictions.

As long as the Plan is subject to OCC regulations as applicable on the Effective Date, subject to adjustment under Article XI, the following additional restrictions shall apply:

(a)           No Participant shall receive Options and Stock Appreciation Rights with respect to more than 529,000 Shares.

(b)           No Participant shall receive Restricted Stock Awards with respect to more than 211,600 Shares.

.

(c)   No director, director emeritus or advisory director who is not also an employee of the Company or its Affiliates shall receive Options and Stock Appreciation Rights with respect to more than 105,800 Shares, and all such directors, directors emeritus and advisory directors as a group shall not receive Options and Stock Appreciation Rights with respect to more than 634,800 Shares

(d)           No director, director emeritus or advisory director who is not also an employee of the Company or its Affiliates shall receive Restricted Stock Awards with respect to more than 42,320 Shares, and all such directors, directors emeritus and advisory directors as a group shall not receive Restricted Stock Awards with respect to more than 253,920 Shares.

(e)           No Award other than a Cash Award may vest beginning earlier than one year from the Effective Date of the Plan, and all Awards other than Cash Awards shall vest in annual installments of not more than 20% of the total Award.

(f)           Executive officers or directors must exercise or forfeit their Options if HomeTrust Bank becomes critically undercapitalized, is subject to appropriate Federal banking agency enforcement action, or receives a capital directive.

Section 3.6Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under the Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option or a Stock Appreciation Right, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

ARTICLE IV
ADMINISTRATION

Section 4.1Committee.

(a)           The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or a successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

(b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2Committee Powers.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a)         to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards other than Cash Awards to be issued or granted, the amount of cash to be subject to Cash Awards and the terms and conditions thereof;

(b)         with the consent of the Participant, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;

(c)         to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d)         to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1Grant of Options.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.

(b)           Any Option granted shall be evidenced by an Award Agreement which shall:

(i)           specify the number of Shares covered by the Option;

(ii)           specify the Exercise Price;

(iii)           specify the Exercise Period;

(iv)           specify the Vesting Date; and

(v)           contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 5.2Size of Option.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)         the date specified by the Committee in the Award Agreement;

(b)         unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

(c)         unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death, Disability or Retirement;

(d)         as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)         the last day of the fifteen-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5Vesting Date.

(a)           The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration;

(ii)           if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)           if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 5.6Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)         Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such

Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

(b)         Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(c)         The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.

(d)         Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i)           giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)           delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)           satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)           in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)           if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)           if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv)           by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)           the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)           the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9Prohibition Against Option Repricing.

Except as provided in Section 11.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award.

ARTICLE VI
STOCK APPRECIATION RIGHTS

Section 6.1Grant of Stock Appreciation Rights.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right.  A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right.  A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.  The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.

(b)           Any Stock Appreciation Right granted shall be evidenced by an Award Agreement which shall:

(i)           specify the number of Shares covered by the Stock Appreciation Right;

(ii)           specify the Exercise Price;

(iii)           specify the Exercise Period;

(iv)           specify the Vesting Date;

(v)           specify that the Stock Appreciation Right shall be settled in cash or Shares, or a combination of cash and Shares; and

(vi)           contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 6.2Size of Stock Appreciation Right.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.

Section 6.3Exercise Price.

The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 6.4Exercise Period.

The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)         the date specified by the Committee in the Award Agreement;

(b)         unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

(c)         unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death, Disability or Retirement;

(d)   as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)   the last day of the fifteen-year period commencing on the date on which the Stock Appreciation Right was granted.

A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 6.5Vesting Date.

(a)           The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Award shall be forfeited without consideration;

(ii)           if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)           if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 6.6Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised.  A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:

(i)           giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and

(ii)           satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of cash or a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised.  The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 6.7Limitations on Stock Appreciation Rights.

(a)           A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations

Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)           the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)           the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder's death shall be transferred to the Stock Appreciation Right Holder's estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.

Section 6.8Prohibition Against Stock Appreciation Right Repricing.

Except as provided in Section 11.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right, or to cancel the Stock Appreciation Right at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Stock Appreciation Right or Award.

ARTICLE VII
RESTRICTED STOCK AWARDS

Section 7.1In General.

(a)           Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i)           the number of Shares or Share Units covered by the Restricted Stock Award;

(ii)    the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units;

(iii)           the date of grant of the Restricted Stock Award;

(iv)           the Vesting Date for the Restricted Stock Award and the performance conditions, if any, which must be satisfied in order for the Vesting Date to occur, whether pursuant to Qualifying Performance Goals or otherwise;

(v)           as to Restricted Stock Awards awarding Shares, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(vi)           as to Restricted Stock Awards awarding Share Units, the rights of the Participant with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances pursuant to which Share Units shall be converted to Shares;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)           All Restricted Stock Awards consisting of Shares shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between HomeTrust Bancshares, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the HomeTrust Bancshares, Inc. 2013 Omnibus Incentive Plan, copies of which are on file at the executive offices of HomeTrust Bancshares, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

Section 7.2Vesting Date.

(a)           The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Shares or Share Units shall be forfeited without consideration;

(ii)           if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii)           if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 7.3Dividend Rights.

Unless otherwise specified in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be paid to the Participant at the same time they are paid to all other stockholders of the Company.

Section 7.4Voting Rights.

Unless otherwise specified in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.

Section 7.5Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 7.6Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII
CASH AWARDS

Section 8.1                      Cash Awards

Subject to the limitations of Section 3.4, the Committee may grant cash awards (“Cash Awards”) to any Participant. The Committee shall determine the terms and conditions of such Cash Awards, including, without limitation, performance criteria which must be satisfied (which may, but need not, include Qualifying Performance Goals).

ARTICLE IX
QUALIFIED PERFORMANCE-BASED COMPENSATION

Section 9.1                      General.

Notwithstanding any other terms of the Plan, the vesting, payability, and value (as determined by the Committee) of each Award other than an Option or Stock Appreciation Right that, at the time of grant, the Committee intends to be Qualified Performance-Based Compensation shall be determined by the attainment of one or more Qualifying Performance Goals as determined by the Committee in conformity with Code Section 162(m), together with satisfaction of any other conditions, such as continuation of Service, as may be required by the Plan or otherwise determined by the Committee. The Committee shall specify in writing, by resolution or otherwise, the Participants eligible to receive such an Award (which may be expressed in terms of a class of individuals) and the Qualifying Performance Goal(s) applicable to such Awards within ninety (90) days after the commencement of the period to which the Qualifying Performance Goal(s) relate(s) or such earlier time as is required to comply with Code Section 162(m) and the regulations thereunder. No such Award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the Qualifying Performance Goal(s) applicable to the Award were satisfied. In no case may the Committee increase the value of an Award of Qualified Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Qualifying Performance Goal(s), but the Committee may reduce the value below such maximum if the terms of the Award so provide.

Section 9.2                      Qualifying Performance Measures

Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Qualifying Performance Measures set forth in this Article IX, the Qualifying Performance Goal(s) upon which the payment or vesting of an Award that is intended to qualify as Qualified Performance-Based Compensation shall be limited to the following measures (referred to as “Qualifying Performance Measures”): earnings and earnings per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); net income and net income per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); pre-tax, pre-provision earnings and pre-tax, pre-provision earnings per share; core pre-tax, pre-provision earnings and core pre-tax, pre-provision earnings per share; pre-tax, pre-provision earnings or core pre-tax, pre-provision earnings to risk-weighted assets; revenues; profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures, in total or with respect to specific categories or business units); operating or cash earnings and operating or cash earnings per share; cash (cash flow, cash generation or other cash measures); return measures (including, but not limited to, total stockholder return, return on average assets, return on average stockholders’ equity, return on investment and cash return on tangible equity); net interest income; net interest income on a tax equivalent basis; net interest margin; net interest margin on a tax equivalent basis; net non-interest expense to average assets; interest-sensitivity gap levels; expense targets, efficiency ratio or other expense measures; assets under management; levels of assets, loans (in total or with respect to specific categories of loans) and/or deposits (in total or with respect to specific categories of deposit accounts, and with respect to number of account relationships or account balance amounts); market share; growth in target market relationships; investments; value of assets; asset quality levels; charge-offs; loan-loss reserves; non-performing assets; business expansion or consolidation (acquisitions and divestitures); strategic plan development and implementation; internal rate of return; Share price; regulatory compliance; satisfactory internal or external audits; book value and book value per share; tangible stockholders’ equity and tangible book value per share; tangible common equity and tangible common equity per share; tangible common equity to tangible assets; tangible common equity to risk-weighted assets; improvement of financial ratings; and achievement of balance sheet or income statement objectives, or other financial accounting or quantitative objectives established by the Committee.

Any Qualifying Performance Measure(s) may be used to measure the performance of the Company as a whole or any subsidiary or business unit of the Company or any combination thereof, as the Committee may deem appropriate. Such performance may be measured in absolute terms and/or relative to the performance of a group of other companies or a published or special index that the Committee, in its sole discretion, deems appropriate. In the Award Agreement, the Committee may provide for accelerated vesting of any Award based on the achievement of Qualifying Performance Goal(s), subject, in the case of Restricted Stock Awards, to the minimum time-based vesting conditions set forth in Section 3.5(e).

The Committee may provide in the Award Agreement that any evaluation of attainment of a Qualifying Performance Goal may include or exclude the effects of any of the following events that occur during the relevant period: (i) extraordinary, unusual and/or non-recurring items of gain or loss; (ii) asset write-downs; (iii) litigation or claim judgments or settlements; (iv) the effect of changes in tax laws, accounting principles, or other laws or regulations or provisions affecting reported results under the applicable Qualified Performance Measure(s); (v) any reorganization and restructuring programs; and (vi) acquisitions or divestitures.

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Qualifying Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. For purposes of clarification, the Committee may, in its discretion, also grant performance-based Awards under the Plan that are not intended to satisfy, and do not satisfy, the requirements of Qualified Performance-Based Compensation.

ARTICLE X
ADDITIONAL TAX PROVISION

Section 10.1Tax Withholding Rights.

The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE XI
AMENDMENT AND TERMINATION

Section 11.1Termination

The Board may suspend or terminate the Plan in whole or in part at any time prior to the fifteenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the fifteenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 11.2Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.  To the extent OCC regulations are changed subsequent to the Effective Date, the Board shall have the right but not the obligation, to amend or revise the Plan without stockholder approval to conform to the revised regulations.

Section 11.3Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i)           the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(ii)           the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii)           the Exercise Price of Options and Stock Appreciation Rights.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE XII
MISCELLANEOUS

Section 12.1Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 12.2No Right to Continued Service.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, emeritus director, officer, employee or advisory director of the Company or any Affiliate.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

Section 12.3Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 12.4Severability.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 12.5Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of North Carolina without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 12.6Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 12.7Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 12.8Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

HomeTrust Bancshares, Inc.
10 Woodfin Street
Asheville, North Carolina  28801
Attention:  Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.

Section 12.9Approval of Stockholders.

The Plan shall be subject to approval by the Company’s stockholders within twelve (12) months before or after the date the Board adopts the Plan.

Section 12.10Clawback.

All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

Section 12.11Compliance with Section 409A.

With respect to any amount payable under an Award that constitutes a deferral of compensation within the meaning of Section 409A, the Plan is intended to comply with Section 409A, and the Plan shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, such as, but not limited to, annual incentive Awards, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under the Section 409A regulations that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A, or at such other time that complies with Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, if the amount is subject to a deferral election by the Participant, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A.  If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant's separation from service (other than due to death), and the Participant is a “specified employee” (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant’s “separation from service” (as defined under Section 409A) except as permitted under Section 409A.

APPENDIX B

HOMETRUST BANCSHARES, INC.

AND

REGISTRAR AND TRANSFER COMPANY

TAX BENEFITS PRESERVATION PLAN

DATED AS OF SEPTEMBER 25, 2012

LIST OF EXHIBITS

Exhibit A	Articles Supplementary to the Charter of HomeTrust Bancshares, Inc.
Exhibit B	Form of Right Certificate
Exhibit C	Form of Summary of Terms

B-ii

TAX BENEFITS PRESERVATION PLAN

TAX BENEFITS PRESERVATION PLAN (this “Plan”), dated as of September 25, 2012 between HomeTrust Bancshares, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), and Registrar and Transfer Company (the “Rights Agent”).

WHEREAS, the Company and certain of its Subsidiaries (as defined below) have generated certain Tax Benefits (as defined below) for United States federal income tax purposes, and the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Code (as defined below) and thereby preserve the Company’s ability to utilize such Tax Benefits;

WHEREAS, the Board of Directors of the Company (the “Board”) has authorized and declared a dividend of one preferred share purchase right (a “Right”) in respect of each Common Share (as defined below) of the Company outstanding at the Close of Business (as defined below) on October 9, 2012 (the “Record Date”), each such Right representing the right to purchase 1/1,000th of a Preferred Share (as defined below) upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment) in respect of each Common Share that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined below); and

WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Right Certificates (as defined below), the exercise of Rights and other matters referred to herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

SECTION 1.  CERTAIN DEFINITIONS.  For purposes of this Plan, the following terms have the meanings indicated:

(a)           “Acquiring Person” shall mean any Threshold Holder except:

(i)           the U.S. Government;

(ii)           any Exempt Person;

(iii)           any Grandfathered Person, unless such Grandfathered Person’s percentage Beneficial Ownership increases on or after the Record Date, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) any anti-dilution or similar adjustment in accordance with the terms of any Company Securities or (C) any redemption or repurchase of Company Securities by the Company;

(iv)           any Person who or which the Board determines, in its sole discretion, has inadvertently become a Threshold Holder, so long as such Person (or its Affiliate) promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person is no longer a Threshold Holder;

(v)           any Person that has become a Threshold Holder as the result of an acquisition of any class of Company Securities by the Company which, by reducing the number of shares of that class outstanding, increases the proportionate number of Company Securities of that class Beneficially Owned by such Person so that such Person would otherwise become an Acquiring Person; provided, however, that if such Person shall thereafter become the Beneficial Owner of any additional Company Securities of that class (other than Beneficial Ownership resulting from events of the type described in sub-clauses (A) and (B) of clause (iii) above), such Person shall be deemed to be an “Acquiring Person” unless upon becoming the Beneficial Owner of such additional Company Securities, such Person does not Beneficially Own 4.99% or more of that class of Company Securities; and

(vi)           any Person that has become a Threshold Holder if the Board in good faith determines that the attainment of such status has not jeopardized or endangered the Company’s utilization of the Tax Benefits.

(b)           “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose Company Securities would be deemed to be (i) constructively owned by such first Person, or (ii) otherwise aggregated with shares owned by such first Person (other than any aggregation solely by reason of such shares being part of the same “public group” as defined under Treasury Regulation Section 1.382-2T(f)(13)), in each case pursuant to the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations thereunder.

(c)           A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” and shall have “Beneficial Ownership” of, any Company Securities or any Rights, as applicable, (i) which such Person directly owns or (ii) which such Person would be deemed to own constructively pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including as a result of the deemed exercise of an “option” pursuant to Treasury Regulation Section 1.382-4(d) and including, without duplication, Company Securities or Rights, as applicable, owned by any Affiliate of such Person); provided that a Person shall not be treated as “Beneficially Owning” Company Securities pursuant to clause (i) above to the extent that such Person does not have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such Company Securities.

(d)           “Board” shall have the meaning set forth in the Recitals.

(e)           “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in North Carolina are authorized or obligated by law or executive order to close.

(f)           “Close of Business” on any given date shall mean 5:00 p.m., Eastern Time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Eastern Time, on the next succeeding Business Day.

(g)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

(h)           “Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company.

(i)           “Company Securities” shall mean Common Shares and any other interest that would be treated as “stock” of the Company for purposes of Section 382 of the Code (including pursuant to Treasury Regulation Section 1.382-2T(f)(18)).

(j)           “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth (10) Business Day after a Shares Acquisition Date and (ii) the Close of Business on the tenth (10) Business Day (or such later day as may be designated prior to a Shares Acquisition Date by the Board) after the date of the commencement of a tender or exchange offer by any Person if, upon consummation thereof, such Person would or could be an Acquiring Person; provided, however, that if either of such dates occurs after the date of this Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date.

(k)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended,.

(l)           “Exempt Person” shall mean the Company, any Subsidiary (in each case including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or any Subsidiary, or any entity or trustee holding Company Securities to the extent organized, appointed or established by the Company or any Subsidiary for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

(m)           “Expiration Date” shall mean the earliest of (i) the Final Expiration Date, (ii) the Redemption Date, (iii) the time at which all Rights (other than Rights that have become null and void pursuant to Section 8(e) hereof) are exchanged as provided in Section 24 hereof, (iv) such time as the Board determines, in its sole discretion, that the Rights and the Plan are no longer necessary for the preservation of existence of the Tax Benefits, (v) a date prior to a Shares Acquisition Date on which the Board determines, in its sole discretion, that the Rights and this Plan are no longer in the best interests of the Company and its stockholders and (vi) the Close of Business on September 25, 2013, unless this Plan is approved by the Company’s stockholders at a meeting of stockholders duly held prior to such date.

(n)           “Final Expiration Date” shall mean the Close of Business on September 25, 2015; provided that if a Shares Acquisition Date occurs fewer than thirty (30) days prior to such date, then the Final Expiration Date shall be the date that is thirty (30) days after the Shares Acquisition Date.

(o)           “Grandfathered Person” shall mean any Person who or which, together with all Affiliates of such Person, was on the Record Date, the Beneficial Owner of 4.99% or more of the Company Securities outstanding on such date.  Any Grandfathered Person who, together with all of its Affiliates, subsequently becomes the Beneficial Owner of less than 4.99% of the Company Securities shall cease to be a Grandfathered Person.

(p)           “Person” shall mean any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

(q)           “Preferred Shares” shall mean shares of the Company’s Junior Participating Preferred Stock, Series A, $0.01 par value per share, having the rights and preferences set forth in the form of Articles Supplementary attached as Exhibit A to this Plan.

(r)           “Purchase Price” shall mean the price (subject to adjustment as provided herein) at which a holder of a Right may purchase 1/1,000th of a Preferred Share (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $16.14.

(s)           “Redemption Date” shall mean the time at which the Rights are redeemed as provided in Section 23 hereof.

(t)           “Section 382” means Section 382 of the Code, or any comparable successor provision.

(u)           “Securities Act” means the Securities Act of 1933, as amended.

(v)           “Shares Acquisition Date” shall mean the date of the first public announcement by the Company or an Acquiring Person (including, in the case of an announcement by an Acquiring Person, the filing of a report on Schedule 13D or Schedule 13G under the Exchange Act or any similar or successor report)  indicating that an Acquiring Person has become such.

(w)           “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(x)           “Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any Subsidiary.

          (y)           “Threshold Holder” means any Person who or which, together with all Affiliates of such Person, shall be the Beneficial Owner of 4.99% or more of (i) the Common Shares then outstanding or (ii) any class of Company Securities (other than Common Shares) then outstanding.

          (z)           “Trading Day” means a day on which the principal national securities exchange or over-the-counter market on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or over-the-counter market, a Business Day.

          (aa)          “Treasury Regulation” means any final, proposed or temporary regulation of the U.S. Department of the Treasury under the Code and any successor regulation.

          (bb)          “U.S.  Government” means any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.

SECTION 2.  OTHER DEFINITIONAL AND INTERPRETATIVE PROVISIONS.  The words “hereof,” “herein” and “hereunder” and similar terms used in this Plan shall refer to this Plan as a whole and not to any particular provision of this Plan.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Sections and Exhibits are to Sections and Exhibits of this Plan unless otherwise specified.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Plan as if set forth in full herein.  Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Plan.  Any singular term in this Plan shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include,” “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or similar terms.  “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to any statute, rules or regulations shall be deemed to refer to such statute, rules or regulations as amended from time to time and to any successors thereto.

SECTION 3.  APPOINTMENT OF RIGHTS AGENT.  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable and, upon acceptance of such appointment by a co-Rights Agent, the provisions of this Plan applicable to the Rights Agent shall be deemed also to apply to such co-Rights Agent.

SECTION 4.  ISSUE OF RIGHT CERTIFICATES.

(a)           Prior to a Distribution Date, (x) the Rights will be evidenced (subject to the provisions of Section 4(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (or, if Common Shares are uncertificated, the registration of such Common Shares on the stock transfer books of the Company) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Shares.  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date (other  than the holder of any Rights that have become null and void pursuant to Section 8(e) hereof), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held.  As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)           As soon as practicable after the Record Date, the Company will send a copy of a Summary of Terms, in substantially the form of Exhibit C hereto (the “Summary of Terms”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company, and also will make a copy of the Summary of Terms publicly available through a filing with the Securities and Exchange Commission.  With respect to certificates representing Common Shares outstanding as of the Record Date (or, if Common Shares are uncertificated, shares registered on the stock transfer books of the Company), or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by the certificates representing such Common Shares (or, if Common Shares are uncertificated, by an appropriate notation in the stock transfer books of the Company) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights.  Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any certificate for Common Shares (or, if Common Shares are uncertificated, the transfer on the stock transfer books of the Company of such Common Shares) outstanding on the Record Date, with or without a copy of the Summary of Terms attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

(c)           Rights shall be issued in respect of all Common Shares which are issued by the Company after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date.  Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to such certificates a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefits Preservation Plan between HomeTrust Bancshares, Inc.  and Registrar and Transfer Company, dated as of September 25, 2012 (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of HomeTrust Bancshares, Inc.  Under certain circumstances, as set forth in the Plan, such rights may be redeemed, may become exercisable for securities or assets of the Company, may be exchanged for Common Shares or other securities or assets of the Company, may expire, may become void (including if they are “Beneficially Owned” by an “Acquiring Person” or an Affiliate thereof, as such terms are defined in the Plan, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and will no longer be evidenced by this certificate.  HomeTrust Bancshares, Inc. will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor.

If any uncertificated Common Shares become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, the registration of such Common Shares on the stock transfer books of the Company shall evidence one Right for each such Common Share and the Company shall mail to every Person that holds such Common Shares a confirmation of the registration of such Common Share and Right on the stock transfer books of the Company, which confirmation will contain a legend indicating that a full copy of any rights, privileges, restrictions and conditions which may be attached to the Common Shares can be obtained without charge by contacting the Secretary of the Company.

In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.

SECTION 5.  FORM OF RIGHT CERTIFICATES.  The Right Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall be substantially the same as the form in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to custom and common usage.

SECTION 6.  COUNTERSIGNATURE AND REGISTRATION.

      (a)   The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer or President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

           (b)    Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Right Certificates upon exercise, transfer or exchange, books for registration and transfer of the Right Certificates.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

SECTION 7.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST, OR STOLEN RIGHT CERTIFICATES.

           (a)           Subject to the provisions of Section 14 hereof, at any time after the Distribution Date, and prior to the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 8(e) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of 1/1,000ths of a Preferred Share (or Common Shares, in the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof) as the Right Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder of the Right Certificate has complied with the requirements of Section 8(f).  Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 8(e), 8(f), 14 and 24 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

           (b)           Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to the Company and the Rights Agent of the loss, theft, destruction or mutilation of the Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company and the Rights Agent, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

SECTION 8.  EXERCISE OF RIGHTS.

(a)           Subject to Sections 8(e) and 24 hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the Rights then to be exercised.

(b)           The Purchase Price shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c)           Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the total number of 1/1,000ths of a Preferred Share to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 10 hereof by certified check, cashier’s check, or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent therefor) certificates for the number of Preferred Shares to be purchased (or, if the Preferred Shares are uncertificated, request from such transfer agent a statement setting forth such number of Preferred Shares to be purchased for which registration will be made on the stock transfer books of the Company) and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the Preferred Shares issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing such number of 1/1,000ths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent or registrations in the depositary agent’s name shall be made on the stock transfer books of the Company if the Preferred Shares are uncertficated) and the Company hereby directs the depositary agent to comply with such request, and (ii) after receipt of such certificates (or, if the Preferred Shares are uncertificated, such statement) or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder.  If the Company is obligated to deliver Common Shares or other securities or assets pursuant to this Plan, upon exercise of the Rights or otherwise, the Company will make all arrangements necessary so that such securities and assets are available for delivery by the Rights Agent, if and when appropriate.

(d)           In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such Person’s duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)           Notwithstanding anything in this Plan to the contrary, any Rights Beneficially Owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person from and after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person (or by an Affiliate of an Acquiring Person) who (A) becomes a transferee after the public announcement relating to a Shares Acquisition Date with respect to an Acquiring Person who was identified on the Shares Acquisition Date or (B) becomes a transferee with respect to an Acquiring Person (or an Affiliate thereof) and receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person (or an Affiliate of an Acquiring Person) or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate thereof) to holders of equity interests in such Acquiring Person (or in such Affiliate thereof) or to any Person with whom the Acquiring Person (or an Affiliate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 8(e), shall become null and void without any further action, and no holder of such Rights (other than a transferee not of a type described in clause (ii)) shall have any rights whatsoever with respect to such Rights, whether under this Plan or otherwise.  The Company shall use all reasonable efforts to ensure that the provisions of this Section 8(e) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any transferee of an Acquiring Person hereunder.  No Right

Certificate shall be issued pursuant to Section 4 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Affiliate thereof or to any nominees of such Acquiring Person or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled.

(f)           Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer pursuant to Section 7 hereof or exercise pursuant to this Section 8 unless the registered holder of the applicable Rights (i) shall have completed and signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, as the case may be, and (ii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

(g)           The Company hereby waives application of each standstill or other similar provision relating to Company Securities by which a registered holder of Rights is bound as of the date of this Plan to the extent necessary to permit such registered holder to exercise such Rights in accordance with this Plan.

SECTION 9.  CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 10.  RESERVATION AND AVAILABILITY OF CAPITAL STOCK.

       (a)           The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 8 hereof.  The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully-paid and nonassessable shares.   The foregoing covenants and agreements of the Company shall apply with respect to the Common Shares in the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof.

       (b)           So long as the Preferred Shares or other securities issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.

       (c)           The Company shall use its reasonable best efforts to  (i) file, as soon as practicable following the earliest date after a Shares Acquisition Date and determination of the consideration to be delivered by the Company upon exercise of the Rights in accordance with Section 12(a)(ii), or as soon as is required by law following a Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date.  The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 10(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect.  Notwithstanding anything contained in this Plan to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.

       (d)           The Company covenants and agrees that it will take all such action as may be necessary to ensure that all 1/1000ths of a Preferred Share (or Common Shares, in the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof) shall, at the time of delivery of such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.

       (e)           The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates (or, if uncertificated, to register on the stock transfer books of the Company) or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

SECTION 11.  PREFERRED SHARES RECORD DATE.  Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.  The foregoing also shall apply with respect to the Common Shares, in the event the Rights become exerciseable for Common Shares in accordance with Section 12(a)(ii) hereof.

SECTION 12.  ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF RIGHTS.  The Purchase Price, the number of shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 12.

(a) (i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as provided in this Section 12(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such Person would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of Rights be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Rights.

           (ii)           Subject to Section 24 hereof, from and after the Shares Acquisition Date, each holder of a Right, other than Rights which have become null and void pursuant to the provisions of Section 8(e) hereof, shall have a right to receive, upon exercise thereof pursuant to Section 8(a) hereof at a price equal to the then current Purchase Price multiplied by the number of 1/1,000ths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Plan and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of 1/1,000ths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company’s Common Shares (determined pursuant to Section 12(d) hereof) on the date of the occurrence of such event.

           (iii)           In the event that there shall not be sufficient Common Shares authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing paragraph (ii), the Company may substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(b)           In case the Company shall fix a record date for the issuance of rights, options, or warrants to all holders of Preferred Shares entitling such holders (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares or securities convertible into Preferred Shares at a price per Preferred Share (or having a conversion price per share, if a security is convertible into Preferred Shares) less than the then current per share market price of the Preferred Shares (as defined in Section 12(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of Rights be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Rights.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options, or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

       (c)           In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 12(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)           For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 12(d)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such Trading Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Security is not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use, or, if on any such date the Security is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board.  If the Preferred Shares are not publicly held or so listed or traded, “current per share market price” shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to the foregoing provisions of this Section 12(d) (appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof), multiplied by one thousand (1,000).  If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)           No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 12(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 12 shall be made to the nearest cent or to the nearest 1/1,000th of a Preferred Share.  Notwithstanding the first sentence of this Section 12(e), any adjustment required by this Section 12 shall be made no later than the Expiration Date.

(f)           If as a result of an adjustment made pursuant to Section 12(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 12(a), (b), (c), (e), (g), (h), (i), (k) and (m), and the provisions of Sections 7, 8, 10, 11and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)           All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of 1/1,000ths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)           Unless the Company shall have exercised its election as provided in Section 12(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 12(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of 1/1,000ths of a Preferred Share (calculated to the nearest 1/1,000th of a Preferred Share) obtained by (i) multiplying (x) the number of 1/1,000ths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)           The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of 1/1,000ths of a Preferred Share purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of 1/1,000ths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest 1/1,000th) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 12(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holder shall be entitled after such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)           Irrespective of any adjustment or change in the Purchase Price or the number of 1/1,000ths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of 1/1,000ths of a Preferred Share which was expressed in the initial Right Certificates issued hereunder.

(k)           Before taking any action that would cause an adjustment reducing the Purchase Price below 1/1,000th of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l)           In any case in which this Section 12 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)           Anything in this Section 12 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 12, as and to the extent that it in its sole discretion shall determine to be advisable in order that (i) any consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current per share market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of rights, options, or warrants referred to hereinabove in Section 12(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

(n)           In the event that at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of 1/1,000ths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of 1/1,000ths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it.  The adjustments provided for in this Section 12(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

SECTION 13.  CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES.  Whenever an adjustment is made as provided in Section 12 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.

SECTION 14.  FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

(a)           The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of such fractional Rights, such number of Rights or Right Certificates shall be rounded to the nearest whole number and thereafter such whole number of Rights or Right Certificates, as applicable, shall be issued or distributed.

(b)           The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of 1/1,000th of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of 1/1,000th of a Preferred Share).  Fractions of Preferred Shares in integral multiples of 1/1,000th of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges, and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts.  In lieu of fractional Preferred Shares that are not integral multiples of 1/1,000th of a Preferred Share, the Company shall round the Preferred Shares to the nearest 1/1,000th of a Preferred Share.

(c)           In the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof or in the event of an exchange in accordance with Section 24 hereof, the Company shall not be required to issue fractions of Common Shares upon exercise or exchange of the Rights or to distribute certificates which evidence fractional Common Shares.  In lieu of fractional Common Shares, the Company shall round the number of shares of Common Shares to the nearest whole number of shares.

(d)           The holder of a Right by the acceptance of the Right expressly waives such Person’s right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

SECTION 15.  RIGHTS OF ACTION.  All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such Person’s own behalf and for such Person’s own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act in respect of, such Person’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Plan.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Plan.

SECTION 16.  AGREEMENT OF RIGHT HOLDERS.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)           prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b)           after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

(c)           subject to Sections 7 and 8(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share) is registered as the absolute owner of such certificate and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the second to last sentence of Section 8(e) hereof, shall be affected by any notice to the contrary; and

(d)           notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as reasonably practicable.

SECTION 17.  RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

SECTION 18.  CONCERNING THE RIGHTS AGENT.

(a)           The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder.  The Company shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability, claim or expense (“Loss”) arising out of or in connection with its duties under this Plan, including the costs and expenses of defending itself against any Loss, unless such Loss shall be a result of the Rights Agent’s gross negligence, bad faith or willful misconduct.

(b)           The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Plan in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

SECTION 19.  MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.  Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  If at the time such successor Rights Agent shall succeed to the agency created by this Plan any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at the time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

SECTION 20.  DUTIES OF RIGHTS AGENT.  The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)           The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)           Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer or President, any of the Vice Presidents, or the Chief Financial Officer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c)           The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d)           The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)           The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 8(e) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof)

provided for in Sections 4, 12, 23, or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred or Common Shares to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred or Common Shares will, when issued, be validly authorized and issued, fully-paid and non assessable.

(f)           The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

(g)           The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer or President, any of the Vice Presidents, or the Chief Financial Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h)           The Rights Agent and any stockholder, director, officer, or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Plan.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or any other legal entity.

(i)           The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company or to any holder of Rights resulting from any such act, default, neglect, or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

SECTION 21.  CHANGE OF RIGHTS AGENT.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and after a Distribution Date, to the holders of the Right Certificates by first class mail.  The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and after a Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates by first class mail.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 22.  ISSUANCE OF NEW RIGHT CERTIFICATES.  Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan.

SECTION 23.  REDEMPTION.

(a)           The Board may, at its option, at any time prior to the Distribution Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”).  The redemption of the Rights by the Board may be made effective at such time on such basis and with such conditions as the Board in its sole discretion may establish.

(b)           Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.  The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within ten (10) days after such action of the Board ordering the redemption of the Rights pursuant to paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear on the registry books of the transfer agent for the Common Shares.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

SECTION 24.  EXCHANGE.

      (a)           The Board may, at its option, at any time after a Shares Acquisition Date, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 8(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 24, no holder of Rights shall be entitled to receive Common Shares (or other shares of capital stock of the Company) that would result in such holder, together with such holder's Affiliates, becoming the Beneficial Owner of more than 4.99% of the then-outstanding Common Shares.  If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder's Affiliates, becoming the Beneficial Owner of in excess of 4.99% of the then-outstanding Common Shares (such shares, the "Excess Exchange Shares"), in lieu of receiving such Excess Exchange Shares and to the extent permitted by law or orders applicable to the Company, such holder will be entitled to receive an amount in cash equal to current per share market price of a Common Share at the Close of Business on the second Trading Day following the date the Board effects the forgoing exchange multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder.  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Promptly after the action of the Board electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive Common Shares in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become null and void pursuant to Section 8(e) hereof) outstanding immediately prior thereto by mailing such notice in accordance with Section 26 hereof.  Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”).  If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board) of the Common Shares (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.  Prior to effecting an exchange and registering Common Shares (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates (or former Beneficial Owners thereof and their Affiliates) as the Company shall reasonably request in order to determine if such Rights are null and void.  If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 8(e) hereof and not transferable or exerciseable or exchangeable in connection herewith.  Any Common Shares or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Shares or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.  Approval by the Board of this Plan shall constitute a determination by the Board that such consideration is adequate.

Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

          (b)           Immediately upon the effective date of the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent on the effective date of said action of the Board ordering the exchange of Rights.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 8(e) hereof) held by each holder of Rights.

          (c)           In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with subsection (a) of this Section 24, the Company may substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

SECTION 25.  NOTICE OF CERTAIN EVENTS.

(a)           If the Company shall propose, at any time after the Distribution Date and prior to the Expiration Date, (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights, or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination, or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) then, in each such case, the Company shall give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purpose of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Preferred Shares or Common Shares, as the case may be, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares or Common Shares, as the case may be, for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares or Common Shares, as the case may be.

(b)           If a Stock Acquisition Date shall occur, then (i) the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event which notice shall describe such event and the consequences of such event to holders of Rights under Section 12(a)(ii) hereof and (ii) all references to Preferred Shares in paragraph (a) of this Section 25 shall be deemed to refer to Common Shares or other securities, as the case may be.

SECTION 26.  NOTICES.  Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

HomeTrust Bancshares, Inc.
10 Woodfin Street
Asheville, North Carolina 28801
Attention: Chief Executive Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed (until another address is filed in writing with the Company) as follows:

Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey 07016
Attention: Gary D’Alessandro

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company (or the Rights Agent on and after the Distribution Date).

SECTION 27.  SUPPLEMENTS AND AMENDMENTS.  The Company may from time to time supplement or amend this Plan without the approval of any holders of Right Certificates to make any provision with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent whether or not it would adversely affect the holders of Right Certificates; provided, however, that from and after the Distribution Date, this Plan shall not be amended in any manner which would adversely affect the interests of the holders of Rights (other than a holder of Rights that have become null and void pursuant to Section 8(e) hereof).  Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment and, subject to the last sentence of this Section 27, such amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything contained in this Plan to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Plan.

SECTION 28.  SUCCESSORS.  All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 29.  DETERMINATION AND ACTIONS BY THE BOARD, ETC.  The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Plan).  All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

SECTION 30.  BENEFITS OF THIS PLAN.  Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy, or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

SECTION 31.  SEVERABILITY.  If any term, provision, covenant, or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.  However, in the event that any such provision, covenant, or restriction of this Plan, or any portion thereof, shall be declared unenforceable because of its scope, breadth, or duration, then it shall be modified to the scope, breadth, or duration permitted by law and shall continue to be fully enforceable in such jurisdiction as so modified.

SECTION 32.  GOVERNING LAW.  This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof.

SECTION 33.  COUNTERPARTS.  This Plan may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original and both counterparts shall together constitute one and the same instrument.

SECTION 34.  DESCRIPTIVE HEADINGS.  Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

The parties hereto have caused this Plan to be duly executed by their respective authorized officers as of the day and year first above written.

HOMETRUST BANCSHARES, INC.

By:	/s/ F. Edward Broadwell, Jr.
F. Edward Broadwell, Jr.
Chief Executive Officer

REGISTRAR AND TRANSFER COMPANY

By:	/s/ Nicola Giancaspro
Nicola Giancaspro Vice President Stock Transfer Operations

Signature Page

EXHIBIT A

HOMETRUST BANCSHARES, INC.

ARTICLES SUPPLEMENTARY

 HomeTrust Bancshares, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  Under a power contained in Article 5 of the charter of the Corporation, the Board of Directors of the Corporation, by the following resolution duly adopted at a meeting duly called and held on September 25, 2012, classified and designated 80,000 shares (the “Shares”) of the Corporation’s preferred stock, par value $0.01 per share (the “Preferred Stock”), as “Junior Participating Preferred Stock, Series A,” with the preferences, rights, voting powers, restrictions, limitations as to dividends and qualifications, as follows:

RESOLVED, that pursuant to the provisions of the charter of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the preferences, rights, voting powers, restrictions, limitations as to dividends and qualifications of the shares of such series, are as follows:

SECTION 1.  DESIGNATION AND AMOUNT.  The shares of such series shall be designated as “Junior Participating Preferred Stock, Series A” (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 80,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation that are convertible into Series A Preferred Stock.

SECTION 2.  DIVIDENDS AND DISTRIBUTIONS.

(A)           Subject to the rights of the holders of any shares of any series of Preferred Stock (or other capital stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of the common stock, par value $0.01 per share (the “Common Stock”), of the Corporation and of any other stock ranking junior to the Series A Preferred Stock as to dividends, shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first business day of March, June, September and December in each year (each such date being referred to herein as a “ Quarterly Dividend Payment Date ”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to (subject to the provision for adjustment hereinafter set forth) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock.  In the event the Corporation shall at any time after September 25, 2012 (the “ Rights Declaration Date ”) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying

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such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)           The Board of Directors shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend as provided in paragraph (A) of this Section on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)           Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date immediately prior to the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

SECTION 3.  VOTING RIGHTS.  In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)           Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)           Except as otherwise provided herein, in the Corporation’s charter or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)           Except as set forth herein or as otherwise provided in the Corporation’s charter or by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

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SECTION 4.  CERTAIN RESTRICTIONS.

(A)           Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)           declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock;

(ii)           declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)           redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up of the Corporation) to the Series A Preferred Stock; or

(iv)           redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up of the Corporation), except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)           The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

SECTION 5.  REACQUIRED SHARES.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of the Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the charter of the Corporation or in any other Articles Supplementary creating a series of Preferred Stock or any similar stock or as otherwise required by law.

SECTION 6.  LIQUIDATION, DISSOLUTION OR WINDING UP.  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series A Preferred Stock shall also be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of such stock ranking junior to the Series A Preferred Stock, or (B) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Series A Preferred Stock, except

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distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.  In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 7.  CONSOLIDATION, MERGER, ETC.  In the event the Corporation shall enter into any consolidation, merger, share exchange, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or any combination of the foregoing, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 8.  NO REDEMPTION.  The shares of Series A Preferred Stock shall not be redeemable.

SECTION 9.  RANK.  Unless otherwise provided in the charter of the Corporation or in articles supplementary relating to a subsequent series of Preferred Stock, the Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock and shall rank senior to the Common Stock as to such matters.

SECTION 10.  AMENDMENT.  The charter of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect the holders thereof adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class.

SECTION 11.  FRACTIONAL SHARES.  Series A Preferred Stock may be issued in fractions of a share, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have all other rights of holders of Series A Preferred Stock.

SECOND:      The Shares have been classified and designated by the Board of Directors under the authority contained in the charter of the Corporation.

THIRD:          These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH:      The undersigned Chief Executive Officer acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned

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Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, HomeTrust Bancshares, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Executive Vice President, Chief Administration Officer and Corporate Secretary on _______, 2012.

HOMETRUST BANCSHARES, INC.
ATTEST:

By:		By:
Name:	Teresa White	Name:	F. Edward Broadwell, Jr.
Title:	Executive Vice President, Chief Administration Officer and Corporate Secretary	Title:	Chief Executive Officer

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EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No.  R-______

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE PLAN) OR EARLIER IF REDEMPTION, EXCHANGE OR OTHER EXPIRATION EVENT OCCURS.  THE RIGHTS ARE SUBJECT TO REDEMPTION AND EXCHANGE ON THE TERMS SET FORTH IN THE PLAN.

Right Certificate

HOMETRUST BANCSHARES, INC.

This certifies that                                                               , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of  September 25 , 2012 (as it may be amended from time to time, the “Plan”), between HomeTrust Bancshares, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), and Registrar and Transfer Company (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to the Expiration Date (as such term is defined in the Plan), at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, 1/1,000th of a share of Junior Participating Preferred Stock, Series A, $0.01 par value per share (“Preferred Shares”), of the Company, at a purchase price of $16.14 per 1/1,000th of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related certificate duly executed.  The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of  September 25, 2012, based on the Preferred Shares as constituted at such date.  As provided in the Plan, the Purchase Price and the number and kind of securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, as described in the Plan.  Capitalized terms used but not defined in this Right Certificate have the meanings assigned to them in the Plan.

If the Rights evidenced by this Right Certificate are Beneficially Owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person (or by an Affiliate of an Acquiring Person) who (A) becomes a transferee after the public announcement relating to a Shares Acquisition Date with respect to an Acquiring Person who was identified on the Shares Acquisition Date or (B) becomes a transferee with respect to an Acquiring Person (or an Affiliate thereof) and receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person (or an Affiliate of an Acquiring Person) or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate thereof) to holders of equity interests in such Acquiring Person (or in such Affiliate thereof) or to any Person with whom the Acquiring Person (or an Affiliate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of the restriction described in this paragraph, then such Rights shall become null and void without any further action, and no holder of such Rights (other than a transferee not of a type described in clause (ii)) shall have any rights whatsoever with respect to such Rights, whether under the Plan or otherwise

This Right Certificate is subject to all of the terms, provisions, and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities hereunder of the Rights Agent, the Company, and the holders of the Right Certificates.  Copies of the Plan are on file at the principal executive offices of the Company and the offices of the Rights Agent.

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At any time after the Distribution Date and prior to the Expiration Date, this Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may, at any time prior to the Distribution Date, be redeemed by the Company at a redemption price of $0.0001 per Right or (ii) may, at any time after a Shares Acquisition Date, be exchanged by the Company in whole or in part for Common Shares.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of 1/1,000th of a Preferred Share and which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof such number of Preferred Shares shall be rounded to a whole number of Preferred Shares, as provided in the Plan.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings of other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.  Dated as of [___].

HOMETRUST BANCSHARES, INC.

By:
Name:
Title:

REGISTRAR AND TRANSFER COMPANY

By:
Name:
Title:

B-B-2

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of HOMETRUST BANCSHARES, INC., with full power of substitution.

Dated:

By:	________________________________________________________
Name:
Title:

Signature Medallion Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate:

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Right Certificate [        ] is [        ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as such terms are defined in the Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate of an Acquiring Person.

By:
Name:
Title:

B-B-3

Form of Reverse Side of Right Certificate - continued

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise Rights represented by the Right Certificate.)

To:  HOMETRUST BANCSHARES, INC.

The undersigned hereby irrevocably elects to exercise _______ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities which may be issuable upon exercise of the Rights) and requests that certificates for such shares be issued (or registration for such shares be made, if such shares are to be issued in uncertificated form) in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated: ________________________________	By:	__________________________________
Name:
Title:

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate:

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate [        ] are [        ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as such terms are defined in the Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate of an Acquiring Person.

Dated: ________________________________	By:	___________________________________
Name:
Title:

B-B-4

NOTICE

The signatures in the foregoing Forms of Assignment and Election must conform to the name written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certifications set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, are not completed, HomeTrust Bancshares, Inc. and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Plan) and such Assignment or Election to Purchase will not be honored.

B-B-5

EXHIBIT C

HOMETRUST BANCSHARES, INC.

TAX BENEFITS PRESERVATION PLAN

SUMMARY OF TERMS

Purpose
The purpose of the Tax Benefits Preservation Plan (the “Plan”) described in this summary of terms is to preserve the value of certain tax benefits (“Tax Benefits”) of HomeTrust Bancshares, Inc. (the “Company”) for U.S. federal income tax purposes.

Rights
The Board of Directors of the Company (the “Board”) has declared a dividend of one preferred share purchase right (a “Right”) in respect of each share of common stock, par value $0.01 per share, of the Company (“Common Share”) outstanding at the close of business on October 9, 2012 (the “Record Date”) and to become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined below).

Exercise
Prior to the Distribution Date (as defined below), the Rights are not exercisable.  After the Distribution Date, each Right is exercisable to purchase, for $16.14 (the “Purchase Price”), 1/1,000th of a share of the Junior Participating Preferred Stock, Series A, $0.01 par value per share (“Preferred Shares”), of the Company, subject to adjustment in accordance with the terms of the Plan.  The Preferred Shares are designed so that each 1/1,000th of a Preferred Share has economic and voting terms similar to those of one Common Share.

Distribution Date
Initially, the Rights will be attached to all Common Shares then outstanding, and no separate Right certificates will be distributed.  On or after the Distribution Date, the Rights will separate from the Common Shares and become exercisable.

The “Distribution Date” will occur on the earlier of (i) the close of business on the tenth business day after a Shares Acquisition Date (as defined below) and (ii) the close of business on the tenth business day (or such later day as may be designated prior to a Shares Acquisition Date by the Company’s Board of Directors) after the date of the commencement of a tender or exchange offer by any person if, upon consummation thereof, such person would or could be an Acquiring Person (as defined below); provided, however, that if either of such dates occurs prior to the Record Date, then the Distribution Date will be the Record Date.

A “Shares Acquisition Date” is the date of the first public announcement by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

An “Acquiring Person” means any person who or which, together with its affiliates, beneficially owns 4.99% or more of the Common Shares (or any other securities of the Company then outstanding that would be treated as “stock” under Section 382 of the Internal Revenue Code of 1986, as amended), other than (i) the U.S. Government; (ii) the Company or any subsidiary or employee benefit plan or compensation arrangement of the Company; (iii) any person or entity who or which,

B-C-1

together with its affiliates, was on the Record Date, the beneficial owner of 4.99% or more of the Common Shares, unless that person or entity subsequently increases their beneficial ownership percentage (other than as a result of any stock dividend, stock split or similar transaction or stock repurchase by the Company); (iv) any person or entity who or which the Board determines, in its sole discretion, has inadvertently become a 4.99% or greater stockholder so long as such person or entity promptly divests sufficient shares to no longer be a 4.99% or greater stockholder; (v) any person or entity who or which has become the beneficial owner of 4.99% or more of the Common Shares as a result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increased the proportionate number of shares beneficially owned by that person or entity, provided that the person or entity does not acquire any additional shares other than as a result of any stock dividend, stock split or similar transaction; and (vi) any person or entity who or which has become a 4.99% or greater stockholder if the Company’s Board of Directors in good faith determines that the attainment of such status has not jeopardized or endangered the Company’s utilization of the tax benefits sought to be preserved by the Company.

Flip-In
From and after a Shares Acquisition Date, (i) Rights owned by the Acquiring Person and its affiliates and certain of their transferees will automatically be void; and (ii) each other Right will automatically become a Right to buy, for the Purchase Price, that number of Common Shares equal to (a) the Purchase Price multiplied by the number of 1/1000ths of a Preferred Share for which the Right is then exercisable divided by (b) 50% of the then-current per share market price of the Common Shares.

Exchange
At any time after a Shares Acquisition Date, the Company’s Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights for Common Shares at an exchange ratio of one Common Share per Right, subject to adjustments and limitations described in the Plan.  The Board may enter into a trust agreement pursuant to which the Company would deposit into a trust Common Shares that would be distributable to stockholders (excluding the Acquiring Person and its affiliates) in the event the exchange is implemented.  This feature is intended to facilitate a more orderly distribution of Common Shares in the event that a Shares Acquisition Date occurs.

Redemption
At any time prior to the Distribution Date, the Company’s Board of Directors may, at its option, redeem all, but not fewer than all, of the then outstanding Rights at a redemption price of $0.0001 per Right.

Amendments
The Company may from time to time before the Distribution Date supplement or amend the Plan without the approval of any holders of Rights.  After the Distribution Date, the Plan may not be amended in any manner that would adversely affect the interests of the holders of Rights.

Expiration	The Rights will expire on the earliest of (i) September 25, 2015, (ii) the time at which all Rights have been redeemed by the Company, (iii)

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the time at which all Rights have been exchanged by the Company, (iv) such time as the Company’s Board of Directors determines, in its sole discretion, that the Rights and the Plan are no longer necessary for the preservation of existence of the Tax Benefits, (v) a date prior to a Shares Acquisition Date on which the Board determines, in its sole discretion, that the Rights and the Plan are no longer in the best interests of the Company and its stockholders and (vi) the close of business on September 25, 2013, unless the Plan is approved by the Company’s stockholders at a meeting of stockholders duly held prior to such date.

A copy of the Plan was attached as an exhibit to the Current Report on 8-K filed by the Company with the Securities and Exchange Commission on September 25, 2012.  A copy of the Plan is available free of charge from the Company. This summary description does not purport to be complete and is qualified in its entirety by reference to the Plan, as amended from time to time, the complete terms of which are incorporated herein by reference.

B-C-3

PROXY
HOMETRUST BANCSHARES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 17, 2013

The undersigned hereby revokes all proxies previously given with respect to all shares of common stock, $.01 par value per share, of HomeTrust Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Renaissance Hotel, 31 Woodfin Street, Asheville, North Carolina, on January 17, 2013, at 10:00 a.m., local time, and appoints the members of the Board of Directors of the Company, with full power of substitution, to act as attorney-in-fact for the undersigned for the purpose of voting such stock at the Annual Meeting, and at any and all adjournments or postponements thereof, as fully and with the same effect as the undersigned might or could do if personally present as follows:

	For	With-hold	For All Except
1. The election of three directors, each for a term of three years:	☐	☐	☐

INSTRUCTION: To withhold authority to vote for one or more nominees but not all nominees, mark "For All Except" and write the name(s) of the nominee(s) for whom you wish to withhold authority to vote in the space provided below.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. ➔ ☐

Please be sure to sign and date this Proxy in the box below | Date

Stockholder sign above ____ Co-holder (if any) sign above ____

Detach above card, sign, date and mail in postage paid envelope provided.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposals 2, 3 and 4.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

This proxy may be revoked in the manner described in the Company's proxy statement for the Annual Meeting. The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1. **By Mail; or**
2. **By Telephone (using a touch-tone phone); or**
3. **By Internet.**

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please not telephone and Internet votes must be cast prior to 3 a.m. EST, January 17, 2013. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone

Call toll-free on a touch-tone telephone anytime prior to 3 a.m. EST January 17, 2013:

1-877-826-3731

Vote by Internet

anytime prior to 3 a.m., January 17, 2013 go to

http:/www.rtcoproxy.com/____

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.